[American Funds/SM/]

The right choice for the long term/SM/

THE INCOME FUND OF AMERICA

Research: yielding opportunities

[photograph of a hand holding 3 peaches]

Annual Report for the year ended July 31, 2001


THE INCOME FUND OF AMERICA/R/

The Income Fund of America is one of the 29 American Funds,/SM/ the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Income Fund of America seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

A COMMON LINK: You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies,/SM/ of which we are a part. They signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.

There are several ways to invest in The Income Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirements plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B Shares were 0.76% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FUND RESULTS IN THIS REPORT WERE CALCULATED FOR CLASS A SHARES AT NET ASSET VALUE (WITHOUT A SALES CHARGE) UNLESS OTHERWISE INDICATED. RESULTS FOR OTHER SHARE CLASSES CAN BE FOUND ON PAGE 43.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

[Begin Sidebar]
All of us at American Funds extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the friends and families of the victims.
[End Sidebar]


FELLOW SHAREHOLDERS:

Dividends are sometimes described as "a bird in the hand" because, unlike many other measures of a stock's worth, they represent the portion of total return you actually receive. That reliability won renewed appreciation in our most recent fiscal year. As share prices for technology-related stocks tumbled through a good part of fiscal 2001, many investors agreed that dividends were indeed worth "two in the bush."

The Income Fund of America's emphasis on yield was amply rewarded in this environment. The fund not only delivered above-average income, but its shares rose meaningfully in value as well.

For the 12 months ended July 31, the fund paid quarterly dividends totaling 80 cents a share and a capital gain distribution of 48 cents a share. Those of you who reinvested these distributions received an income return of 5.4% and a total return of 15.5%.

The fund's gain was impressive, given the general pessimism weighing down equity prices. The unmanaged Standard & Poor's 500 Stock Composite Index, a broad stock market measure, declined 14.3% during the same period, while the technology-heavy Nasdaq, once the focus of so much investor attention, plunged 46.2%. The Income Fund of America also handily outpaced the 4.7% average total return of the 88 income funds tracked by Lipper Inc.

For the fiscal year, the fund also compared favorably to bonds, which gained 12.7% as measured by the unmanaged Lehman Brothers Aggregate Bond Index. Bond investments contributed significantly to the fund's dividend rate which, at 4.9% as of July 31, exceeded the 4.1% rate for the average income fund, and was more than three times the 1.3% dividend rate of the S&P 500.


NARROWING THE GAP

The difference in returns between the fund and the broader market largely reflects the healthy realignment of technology-related stock prices with their underlying fundamentals - a relationship that had become badly distorted through much of the late 1990s. With the recent severe market decline, The Income Fund of America's 13.3% annualized total return over its 27-year lifetime is back in line with the 13.5% return of the S&P 500 over the same time frame - and was achieved with far less volatility.

[Begin Sidebar]
A RENEWED APPRECIATION FOR DIVIDENDS
Higher yielding stocks had the best returns in fiscal 2001 - a sharp contrast from a year earlier.

[begin bar chart]

YIELD SECTOR            RETURNS 2000          RETURNS 2001
0%                      32.9%                 -51.2%
0-1%                    21.4%                 -28.3%
1-2%                    2.3%                  -3.6%
2-3%                    -4.3%                 11.6%
>3%                     -13.4%                25.6%

[end bar chart]

Figures are as of July 31 of each year and show price changes without dividends. Stock universe is the S&P 500.

Source: Prudential Securities Quantitative Monthly.
[End Sidebar]


[Begin Sidebar]
The Income Fund of America's yield emphasis was amply rewarded in fiscal 2001. The fund delivered above-average income and a total return of 15.5%.
[End Sidebar]

We would note that a 30-percentage-point advantage over the S&P 500 is highly unusual, more a reflection of extraordinary events in the marketplace than a shift in our investment strategy. Therefore, while strong results are always welcome, we would urge you not to extrapolate future returns from this year's divergence.


A REVERSAL OF FORTUNE

The investment landscape grew increasingly gloomy during the fiscal year. In the face of a cooling U.S. economy, companies lowered earnings forecasts and began to prepare for difficult times ahead. Capital spending dwindled and industrial production plunged, bringing the run-up in technology-related stocks to a brutal and decisive end.

With the bursting of the Internet bubble, many investors turned to stocks of more stable dividend-paying companies that they had ignored in recent years. These included banks, electric utilities, raw materials, energy, and other sectors that tend to hold up well during market downturns.

The Income Fund of America was well-positioned to benefit from this reversal of fortune. Because of our yield focus, we have had relatively little exposure to technology-related stocks, few of which pay dividends. When those sectors were soaring a year or so ago, The Income Fund of America's return trailed severely. Going into fiscal 2001, however, the portfolio's low exposure to these areas proved to be a decided advantage.

In addition to largely avoiding the hardest hit industries, the fund benefited from large concentrations in those sectors that rallied during the year. Good individual stock selection also helped. While not every stock rose in price, a number of large, longtime holdings made very strong contributions to results.

Solid gainers included power suppliers Consolidated Edison (+35.8%) and Dominion Resources (+36.9%), which profited from surging demand and rising electricity prices.* The fund avoided exposure to California utilities, which were plagued by severe price dislocations through much of the year.

*Returns to the fund reflect monthly changes in size of holdings and dividends received, as well as price changes from the beginning to the end of the fiscal year.

Lower interest rates and a strong housing market, meanwhile, pushed banks and real estate investment trusts higher. Of note are Bank of America (+43.8%), First Union (+33.2%) and Equity Residential (+19.7%). Forest products and paper makers such as Weyerhaeuser (+33.4%) and Georgia-Pacific (+26.9%) also posted sizable gains, as did UPM-Kymmene (+24.2%). This last company, based in Finland, is one of a number of global holdings that contributed positively during the year.

[Begin Sidebar]
Over the years, IFA's focus on "birds in the hand" - on companies likely to provide generous dividends - has helped provide attractive returns and a smoother ride.
[End Sidebar]

[Begin Sidebar]
AS THE TECHNOLOGY BUBBLE BURST, IFA ROSE SOLIDLY
Total returns for the period 3/24/00-4/4/01

PERIOD                        RETURNS                RETURNS                  RETURNS
                              S&P 500                NASDAQ                   IFA

03/24/00 to 04/04/01          -26.7%                 -67.0%                   10.9%


The period shown reflects the S&P 500's latest high-to-low as of 7/31. There have been times when the indexes have done better. The indexes are unmanaged. [End Sidebar]

At the other end of the spectrum, telecommunications stocks generally fared poorly. With the weakening U.S. economy, the industry is seeing sharp declines in demand for its products and services. Fortunately, the impact on fund results was minimal, as we had reduced our telecom exposure going into the new fiscal year.

Looking forward, the extraordinary bifurcation in the marketplace has created compelling opportunities. Selling into strength, we have lightened some of our positions in real estate and other industries that have done well in the past year. At the same time, weakness in other areas has captured our interest. Our research has uncovered promising investments in technology and telecommunications, particularly among higher yielding convertible securities and bonds.


BONDS ADD YIELD AND STRENGTH

Fixed-income securities, which represent roughly one-quarter of net assets, continued to help the fund meet its income mandate. They also provided a healthy dose of capital appreciation and a measure of stability during the year as investors fled the stock market tumult and the Federal Reserve Board took steps to breathe life into the flagging economy. The target for the federal funds rate - a key short-term interest rate - was notched down six times in the first half of 2001, from 6.50% to 3.75% (and another quarter-point after the close of the fund's reporting period). Declining rates helped boost the market prices of existing bonds. (Bond prices generally move in the opposite direction of interest rates.)

Most bond sectors finished the year substantially higher, led by corporate bonds. Among investment-grade issues, banks generally appreciated in price, as did a number of holdings in health care, insurance and paper. Other high-quality investments also contributed, including U.S. Treasuries and mortgage- and asset-backed securities.

Lower rated bonds, many of which have been delivering yields upward of 10%, did fairly well, despite wavering earlier in the year on worsening economic news. A number of media and hotel holdings were strong, as were most convertible securities.

Telecommunications bonds, however, proved to be a notable exception to the good news. Bonds that declined included such large holdings as Nextel, although VoiceStream, a wireless service provider, bucked the trend; its acquisition by Deutsche Telekom improved its credit rating and boosted the prices of its bonds.

[Begin Sidebar]
A LIFETIME OF RESILIENCE
The Income Fund of America versus the S&P 500 during market declines*

DATES OF DECLINE                   S&P TOTAL RETURN        IFA TOTAL RETURN        IFA ADVANTAGE

                                                                                   (Percentage points)

September 21, 1976 through         -13.8%                  +1.9%                   +15.7
March 6, 1978

November 28, 1980 through          -19.9                   +19.0                   +38.9
August 12, 1982

August 25 through                  -33.0                   -13.6                   +19.4
December 4, 1987

July 16 through                    -19.1                   -10.2                   + 8.9
October 11, 1990

July 17 through                    -19.3                   -9.5                    + 9.8
August 31, 1998

March 24, 2000 through             -26.7                   +10.9                   +37.6
April 4, 2001

*Periods reflect S&P price declines of 15% or greater since December 31, 1973. Figures include reinvestment of all distributions.
[End Sidebar]


PREPARING FOR UNCERTAINTY

As we look ahead, the current rockiness in the marketplace is likely to persist. Stock prices have yet to regain their footing, as companies continue to issue profit warnings. Moreover, in light of the general weakness in the business environment and sluggishness abroad, it could take some time to reinvigorate economic activity. Another uncertainty is the impact of rising unemployment on the American consumer, whose spending habits have been a critical catalyst for growth.

Many of the companies in the portfolio should be fairly resilient if difficult times continue. We also have ample interest-bearing cash reserves - more than 13% of net assets - to take advantage of the best yield opportunities the marketplace has to offer. In the article beginning on page 9, we discuss how our research analysts set out to find those opportunities.

Adjustment periods can be painful and sometimes uncomfortably long. They can also be good reminders of why diversification is so important to a long-term financial plan. By focusing on tangible measures of value, The Income Fund of America has avoided the worst of market declines, and sometimes even risen through them, as happened most recently this past year. Longer term, our emphasis on birds in the hand - on companies that are likely to reward investors with generous dividends - has helped provide attractive returns and a smoother ride. We believe it should continue to serve shareholders well.

As always, we appreciate your confidence and look forward to reporting to you again in six months.

Cordially,

/s/ Janet A. McKinley
Janet A. McKinley
Chairman of the Board

/s/ Darcy B. Kopcho
Darcy B. Kopcho
President

September 7, 2001

[Begin Sidebar]
IFA DIVIDEND YIELD VERSUS BENCHMARKS
Through the period ended July 31, 2001

[begin line chart]

YEAR-END                IFA             LIPPER INCOME FUND AVERAGE          S&P 500
1/31/1975               7.30            7.36                                4.71
7/31/1975               7.24            7.04                                4.18
1/31/1976               6.30            6.24                                3.65
7/31/1976               7.06            6.46                                3.66
1/31/1977               6.94            6.36                                4.01
7/31/1977               6.15            6.24                                4.47
1/31/1978               6.61            6.70                                5.28
7/31/1978               6.70            6.56                                4.92
1/31/1979               7.56            6.88                                5.12
7/31/1979               7.38            6.94                                5.19
1/31/1980               7.83            6.92                                4.99
7/31/1980               7.63            6.97                                4.95
1/31/1981               8.07            7.27                                4.81
7/31/1981               8.16            7.94                                4.91
1/31/1982               8.75            8.79                                5.53
7/31/1982               9.81            9.73                                6.37
1/31/1983               7.95            8.32                                4.74
7/31/1983               7.95            8.11                                4.28
1/31/1984               7.74            7.88                                4.36
7/31/1984               8.60            9.22                                4.87
1/31/1985               7.58            7.97                                4.22
7/31/1985               7.45            8.05                                4.07
1/31/1986               7.07            7.40                                3.75
7/31/1986               7.27            7.17                                3.45
1/31/1987               6.69            6.54                                3.03
7/31/1987               7.02            6.85                                2.69
1/31/1988               7.50            7.33                                3.31
7/31/1988               6.96            7.37                                3.27
1/31/1989               6.69            6.88                                3.34
7/31/1989               6.67            6.50                                3.04
1/31/1990               6.99            6.96                                3.37
7/31/1990               7.18            7.01                                3.31
1/31/1991               8.12            7.32                                3.52
7/31/1991               7.11            6.64                                3.11
1/31/1992               6.33            6.12                                2.96
7/31/1992               6.06            5.78                                2.89
1/31/1993               6.44            5.37                                2.83
7/31/1993               6.23            4.71                                2.79
1/31/1994               5.56            4.44                                2.64
7/31/1994               6.14            4.41                                2.80
1/31/1995               6.14            4.62                                2.81
7/31/1995               5.56            4.35                                2.41
1/31/1996               5.07            4.25                                2.18
7/31/1996               5.22            4.49                                2.28
1/31/1997               5.09            4.01                                1.89
7/31/1997               4.84            3.96                                1.61
1/31/1998               4.27            4.14                                1.58
7/31/1998               4.49            4.05                                1.43
1/31/1999               4.79            3.67                                1.29
7/31/1999               5.03            3.86                                1.24
1/31/2000               5.40            4.17                                1.19
7/31/2000               5.64            4.23                                1.15
1/31/2001               4.78            4.12                                1.20
7/31/2001               4.87            4.09                                1.30

[end line chart]
All numbers calculated by Lipper Inc.
[End Sidebar]


THE INCOME FUND OF AMERICA AT A GLANCE

RESULTS AT A GLANCE                                          TOTAL RETURNS FOR PERIODS ENDED JULY 31, 2001
(with dividends reinvested or interest compounded)           One year            10 years            Lifetime/1/

The Income Fund of America                                   +15.5%              +215.1%             +3,077.9%

Standard & Poor's 500 Stock Composite Index                  -14.3               +285.2              +3,258.5

Lehman Brothers Aggregate Bond Index/2/                      +12.7               +115.1              +1,001.2

Credit Suisse First Boston High Yield Index                  -0.2                +131.5              -

Consumer Price Index (inflation)/3/                          +2.7                +30.3               +286.7

Average savings institution/4/                               +4.2                +48.3               +439.9

/1/ Since December 1, 1973, when Capital Research and Management Company became
    IFA's investment adviser.
/2/ From December 1, 1973, through December 31, 1975, The Lehman Brothers
    Government/Credit Bond Index was used because the Aggregate Bond Index did not yet exist.
/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of
    Labor Statistics.
/4/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board that reflect all kinds of savings deposits, including longer term certificates. Savings accounts are guaranteed; the fund is not.


[begin splatter chart]
STRIKING A BALANCE
For the five-year period ended July 31, 2001

               MORE RETURN, LESS RISK                            MORE RETURN, MORE RISK

A     18%

N

N     16

U                                                                Stocks

A     14

L

I     12

Z                  IFA

E     10

D                                   Income funds average

      8

R                     Bonds

E     6

T

U     4

R

N     2

S

      0        LESS RETURN, LESS RISK                            LESS RETURN, MORE RISK

               0            5                  10                15                  20
                                           VOLATILITY

Looking back five years, The Income Fund of America has provided higher returns than bonds and lower volatility than the broader stock market. The fund has also grown faster than the average income fund, with little sacrifice of steadiness.

Sources: Stocks - S&P 500 Composite Index; bonds - Lehman Brothers Aggregate Bond Index; and income funds average - Lipper Inc. Returns are average annual compound rates with all distributions reinvested. Volatility is shown as standard deviation from the mean return over the period. All figures are calculated by Lipper Inc.
[end splatter chart]

[begin bar chart]
HIGHER ANNUAL INCOME
Years ended July 31

THROUGH                   IFA                  S&P 500              CDS
7/31/1976                 $ 1,097               $  505              $  677
7/31/1981                 $ 1,918               $1,096              $2,314
7/31/1986                 $ 4,301               $1,768              $2,221
7/31/1991                 $ 6,945               $3,144              $3,177
7/31/1996                 $ 9,442               $4,265              $3,055
7/31/2001                 $15,308               $5,074              $4,240

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974 - in The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 27 years, income from IFA was substantially higher. All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. CD income assumes reinvestment of both principal and interest at prevailing rates at the times of purchase. CDs are guaranteed; the fund is not.
[end bar chart]


THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown
There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime The Income Fund of America has delivered a smoother ride than the broader stock market and higher returns than bonds.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their income and capital components.

The fund's 30-day yield for Class A shares as of August 31, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 4.50%.

[begin table]
AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment, with all distributions reinvested)

Class A shares*                                      Periods        ended
reflecting 5.75% maximum sales charge          July 31, 2001        June 30, 2001

One year                                       +8.90%               +9.85%

Five years                                     +10.59               +10.01

Ten years                                      +11.49               +11.69

*Results for other share classes can be found on page 43.
[end table]

[begin mountain chart]

Standard & Poor's         IFA /2/,/3/         Lehman Bros.                 IFA/2/,/5/
500 Composite Index/1/    with dividends      Aggregate Bond               not including
with dividends            reinvested          Index/1/,/4/ with            dividends
reinvested                                    interest compounded
8,506                     9,088               9,378                        8,767
9,994                     11,391              10,580                       10,141
12,118                    14,751              11,871                       12,155
12,079                    16,392              13,189                       12,701
12,958                    17,404              13,474                       12,584
14,084                    18,921              14,373                       12,693
17,431                    20,162              14,602                       12,490
19,681                    22,485              13,871                       12,818
17,075                    23,664              16,720                       12,256
27,195                    33,685              20,383                       16,112
26,372                    35,722              22,154                       15,738
34,913                    47,677              27,452                       19,443
44,805                    57,148              33,352                       21,668
62,438                    66,674              34,859                       23,568
55,117                    67,816              37,497                       22,341
72,657                    83,702              43,200                       25,644
77,294                    84,643              46,253                       24,351
87,186                    95,050              51,204                       25,390
98,312                    113,242             58,770                       28,370
106,853                   126,686             64,746                       29,917
112,395                   129,177             64,807                       28,788
141,650                   150,385             71,358                       31,571
164,975                   170,626             75,311                       34,007
250,946                   220,586             83,417                       41,731
299,279                   245,553             89,980                       44,436
359,694                   264,676             92,220                       45,588
391,920                   259,177             97,721                       42,276
335,855                   299,430             110,124                      46,460

YEAR ENDED JULY 31                       1974/#/      1975           1976          1977          1978             1979
VALUE OF DIVIDENDS
Dividends in cash                        $344         735            860           780           842              936
Dividends reinvested                     $347         785            998           969           1,117            1,333
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 $8,767       10,141         12,155        12,701        12,584           12,693
Dividends reinvested/2/,/3/              $9,088       11,391         14,751        16,392        17,404           18,921
IFA TOTAL RETURN                         (9.1)%       25.3           29.5          11.1          6.2              8.7

YEAR ENDED JULY 31                       1980         1981           1982          1983          1984             1985
VALUE OF DIVIDENDS
Dividends in cash                        952          1,047          1,202         1,280         1,344            1,438
Dividends reinvested                     1,463        1,743          2,187         2,549         2,896            3,365
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 12,490       12,818         12,256        16,112        15,738           19,443
Dividends reinvested/2/,/3/              20,162       22,485         23,664        33,685        35,722           47,677
IFA TOTAL RETURN                         6.6          11.5           5.2           42.3          6.0              33.5

YEAR ENDED JULY 31                       1986         1987           1988          1989          1990             1991
VALUE OF DIVIDENDS
Dividends in cash                        1,550        1,636          1,543         1,711         1,578            1,764
Dividends reinvested                     3,909        4,431          4,479         5,338         5,269            6,311
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 21,668       23,568         22,341        25,644        24,351           25,390
Dividends reinvested/2/,/3/              57,148       66,674         67,816        83,702        84,643           95,050
IFA TOTAL RETURN                         19.9         16.7           1.7           23.4          1.1              12.3

YEAR ENDED JULY 31                       1992         1993           1994          1995          1996             1997
VALUE OF DIVIDENDS
Dividends in cash                        1,715        1,713          1,726         1,751         1,766            1,968
Dividends reinvested                     6,578        6,995          7,471         8,046         8,581            10,075
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 28,370       29,917         28,788        31,571        34,007           41,731
Dividends reinvested/2/,/3/              113,242      126,686        129,177       150,385       170,626          220,586
IFA TOTAL RETURN                         19.1         11.9           2.0           16.4          13.5             29.3

YEAR ENDED JULY 31                       1998         1999           2000          2001
VALUE OF DIVIDENDS
Dividends in cash                        1,959        2,211          2,320         2,226
Dividends reinvested                     10,531       12,446         13,741        13,913
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 44,436       45,588         42,276        46,460
Dividends reinvested/2/,/3/              245,553      264,676        259,177       299,430
IFA TOTAL RETURN                         11.3         7.8            (2.1)         15.5

Average
annual
compound
return for
27-2/3 years:
13.1%/2/,/3/

/#/ For the period December 1, 1973 (when Capital Research and Management
    Company became the fund's investment adviser), through July 31, 1974.
/1/ The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
/2/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
    No adjustment has been made for income or capital gain taxes.
/3/ Includes reinvested dividends of $147,866 and reinvested capital gain distributions of $84,484. From April 1990 to September 1994, the fund paid daily dividends; therefore, total values for this period were adjusted for cumulative dividends accrued but not yet paid. After this period, quarterly dividends were resumed.
/4/ From December 1, 1973, through December 31, 1975, the Lehman Brothers
    Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist.
    From January 1, 1976, through July 31, 2001, the Lehman Brothers Aggregate Bond Index was used.
/5/ Includes capital gain distributions of $18,235 but does not reflect income dividends of $40,897 taken in cash.

Past results are not predictive of future results.
[end mountain chart]

[Begin Caption]
[photograph of a basket full of peaches]
All income is not created equal. As fund analysts scour the marketplace for income-producing securities, they strive to pick investments that mitigate risk and tap into growth potential.
[End Caption]

RESEARCH: YIELDING OPPORTUNITIES

[Begin Sidebar]
A DWINDLING CROP
With many corporations slashing dividends, finding attractive, high-yielding stocks is no easy task.

[begin line chart]

YEAR           CHANGE
1991           0%
1992           1.48
1993           1.62
1994           4.77
1995           4.63
1996           8.05
1997           3.96
1998           4.58
1999           3.02
2000           -2.52
2001           -6.05

[end line chart]

Chart shows annual percentage change in dividends per share of the S&P 500
Index.
[End Sidebar]

The Income Fund of America's retired president was fond of reminding research analysts that more money had been lost in pursuit of yield than at the point of a gun.

He was being facetious, of course, but his point was a serious one: Tread carefully, because there's more to yield investing than meets the eye. While a solid yield usually indicates a solid company, very high yields often signal higher risk and may ultimately come at the price of lower returns.

Rather than merely pursuing the greatest possible yield at any given time, our goal is to find securities with reliable yields and the potential for capital appreciation.

It is no easy task, and one made more challenging by having to choose from a shrinking pool of dividend-paying stocks. That's why the fund's portfolio counselors rely on the intensive global research of dozens of American Funds analysts who focus on yield and the part it plays in the underlying worth of a security. Their efforts to get to know companies inside and out help us make better informed investment decisions on your behalf.

Tying all the pieces together is a depth of experience with few equals in the mutual fund industry. The benefit of having the same analyst call on companies year after year is significant, especially in terms of seeing management at work in good times and bad, through complete market cycles.

On the next few pages, we discuss what makes investing for yield unique, and how fundamental research helps your fund's analysts find the best opportunities securities markets have to offer.


ON THE YIELD TRAIL

Notwithstanding last year's rout in technology stocks, income is still relatively underappreciated in the broader marketplace. As investors continue to focus largely on growth, and as corporations find new uses for their cash, dividends have become increasingly scarce. (See chart at left.)

In an effort to meet our income mandate, the fund's analysts take a disciplined approach to finding appropriate high-yield investments. The search generally begins broadly. Utilities, real estate investment trusts (REITs) and banks are classic yield sectors, in that many of them have traditionally paid generous dividends to make their stocks appealing to investors. Other areas can also prove to be fertile ground. Industries experiencing downswings in their business cycles or unusual volatility may be promising, since yields often go up as stock prices go down. Some recent examples include natural gas, telecommunications, consumer goods and forest products.


[Begin Sidebar]
FINDING VALUE IN YIELD

Much as peach farmers focus on the value of their crops and the health of their orchards, the fund's investment professionals seek attractive income from the securities of fundamentally healthy companies.

At the same time, yields are often indicators of value. A rising yield, accompanied by a falling share price, may suggest that a fundamentally sound company is undervalued, providing patient investors with an opportunity for capital growth.

For example, throughout much of 1999, electric utility stocks tumbled sharply, as investors chased the headier quarry of Internet stocks. As the chart below shows, utility yields peaked in early 2000 before narrowing the gap over the next 18 months or so. "From a value perspective, the ideal time to invest would be when yields are highest and share prices are lowest," explains Mary Sheridan, a utility analyst for the fund. "Then, when stock prices normalize, the fund is well-positioned to ride a tailwind of growth." The Income Fund of America's exposure to electric utility stocks increased substantially in 1999 - as yields were rising. Many of our holdings rose in price last year, contributing importantly to the fund's recent strong returns.

A stock's yield is the dividend per share divided by the current share price; for a bond it's the coupon, or interest, rate divided by the bond's market price. Thus, if a company pays its shareholders $2 per share in dividends, and its share price is $50, the stock has a yield of 4%. That means for every dollar invested in that stock, shareholders expect to receive 4 cents or so every year, even if the stock price languishes. Dividends, of course, are not guaranteed, and may rise or fall each year depending on a company's profitability.

ELECTRIC UTILITY STOCKS

[begin line chart]

                DIVIDEND YIELDS      STOCK PRICE
7/30/1999       1.00                 1.00
8/27/1999       0.99                 1.00
9/24/1999       1.02                 0.98
10/29/1999      1.09                 0.94
11/26/1999      1.25                 0.82
12/31/1999      1.34                 0.77
1/28/2000       1.20                 0.86
2/25/2000       1.33                 0.77
3/31/2000       1.47                 0.72            IFA's buying opportunity
4/28/2000       1.25                 0.85
5/26/2000       1.14                 0.93
6/30/2000       1.33                 0.81
7/28/2000       1.21                 0.89
8/25/2000       1.19                 0.90
9/29/2000       0.96                 1.12
10/27/2000      0.98                 1.12
11/24/2000      0.91                 1.20
12/29/2000      0.83                 1.32
1/26/2001       0.96                 1.14
2/23/2001       0.84                 1.30
3/30/2001       0.77                 1.43
4/27/2001       0.79                 1.37
5/25/2001       0.80                 1.34
6/29/2001       0.81                 1.32
7/27/2001       0.84                 1.27

[end line chart]

Source: Standard & Poor's Corporation. Yields and price changes are indexed to 100 and calculated relative to the S&P 500 Index.
[End Sidebar]


A BROADER CONTEXT

Research analysts usually specialize in a particular area, but they must view their industries in a broader context. This is especially true where yield is concerned. "Because yield may be an indicator of risk, you don't want to overpay," says Mary Sheridan, a global electric utility analyst for the fund. "I see my mandate as seeking the most undervalued yield the marketplace can offer." (See opposite page.)

In evaluating her sector, Mary asks herself, "Is the yield on utilities particularly attractive or are there better places to find it?" Working closely with American Funds economists, she compares utilities with other types of securities investors might consider for income - from corporate bonds to other high-yield stock sectors to the stock market as a whole - all the while assessing utility yields relative to current and historic market prices.

There's no room for complacency in an industry as transitional as utilities. Mary believes the sector may be at a critical juncture in its business cycle. "From the mid-1970s through the early 1980s, many of these companies attracted investors by raising dividends during a massive construction cycle," she explains. "At the time, dividend growth soared even as stock prices fell, with yields exceeding 15%." Lately, Mary has noticed that this pattern has reversed itself somewhat, with many utilities keeping dividends level or even lowering them - a trend that must be watched closely for The Income Fund of America.


GLEANING THE WINNERS

Based on a thorough understanding of their sectors, fund analysts narrow their focus to individual companies that might make sense for inclusion in the fund's portfolio.

A good example of this "sifting" process is in the banking sector, which has typically been well-represented in The Income Fund of America.

"Most banks were originally regional institutions with a local shareholder base," explains Joyce Gordon, a longtime bank analyst for the fund. "That meant they had to appeal to $mom and pop' investors, many of whom relied on the predictability of dividends." Today that dividend tradition has continued for another good reason: Banks are well-capitalized, with lots of cash on hand and the wherewithal to pay and raise dividends.

When it comes to recommending specific banks for the fund, though, identifying a high dividend yield isn't enough. Joyce looks closely at the quality of a financial institution's management. She needs to be convinced that they are taking the right steps to move the business forward - and that the stock is undervalued by the market. "If a company doesn't fit the model," she emphasizes, "then I'm not comfortable with the stock as a long-term holding, even with a high current yield. Dividends usually won't grow if earnings don't."

Joyce cites Bank of America as a holding that recently made the grade. Last year, many investors were worried that its aggressive acquisition activity would prove costly and depress earnings: The stock price dropped, pushing the yield over 4%. Joyce knows Bank of America well, and felt that not only had the company's buying spree come to an end, but that management was adapting well to the new corporate culture. Given these positives, she believed the yield was attractive at the then-current share price and recommended the stock.

"Our buying strategy worked really well," she says. "We started adding to our position when the stock price was low. Today, earnings estimates have come through, the bank has raised the dividend, and the yield is at 3.6%, even though the stock price has gone up nearly 40% in 2001."

[Begin Sidebar]
OPPORTUNITIES
The banking sector is a good example of how analysts sift through an industry to find appropriate individual holdings.
[End Sidebar]

[Begin Sidebar]
OPPORTUNITIES
"At a time when analysts for many other firms have only been doing their jobs for a few years, our low turnover is a decided competitive advantage."
[End Sidebar]


EVALUATING RISK

In addition to uncovering growth opportunities, research can also make a big difference in mitigating risk. "Higher yielding bonds are often of a lower credit quality," says Jennifer Hinman, a fixed-income analyst specializing in the hotel and entertainment industries. "A bond issuer may operate in a volatile industry or be trying to finance a new venture, or it may be an established company grappling with shaky business fundamentals. Management often has a lot to gain by painting a rosier picture than is warranted."

Many of the bonds in Jennifer's areas of coverage are higher yielding instruments, making risk a big consideration when she evaluates potential portfolio holdings. "Stock investors generally look for upside potential," she observes, "whereas fixed-income investors look first to avoid the downside and then for total return. I firmly believe that if I can miss the blowups, I'll do better than average for shareholders in the long run."

In her view, solid fundamentals and high-quality management go a long way toward minimizing risk. Jennifer doesn't care much for fad businesses, preferring those that have the best footholds in their markets. She spends a good deal of her time on the road, visiting company operations. She usually meets with executives at their home offices because seeing management in their own environments provides insights into how they operate. The knowledge she gathers strengthens her convictions about which companies are less apt to default on their bonds if times get tough.


MANY PERSPECTIVES, ONE GOAL

Interestingly, stock and bond analysts may look at the same company and come away with different conclusions about its appropriateness for the fund. When it comes to cash flow, for instance, a bond analyst would typically prefer that a company use its free cash to pay down debt; an equity analyst, meanwhile, would probably rather those earnings be used to pay dividends to shareholders. Joyce Gordon notes the seeming contradiction: "Because we all do our homework so carefully, stock and bond analysts will often form similar opinions about management and the quality of a company. We may make different decisions about whether or not to invest, however, because the bond is attractive and the stock isn't, or vice versa. Regardless, we're all focused on the same fund objective and what's right for shareholders in the end."

Perhaps most importantly, the fund's research effort is a collaborative one. Analysts often travel together, visiting companies and attending conferences and trade shows. They participate in twice-monthly conference calls on yield to share ideas and focus on the particular needs of yield-oriented funds. Most also participate in research clusters composed of analysts with similar areas of expertise. This integration, which involves investment professionals for all the American Funds, is a critical step in the research process and contributes to a remarkable base of knowledge about companies and industries, as well as broader economic and political trends.


A RESERVOIR OF EXPERIENCE

For Andrew Suzman, an analyst who covers REITs, leveraging off the work of colleagues who cover other industries can provide a useful perspective on how certain properties or markets are doing. "Real estate investment trusts derive much of their cash flow from rent paid by tenants," he notes, "so projecting occupancy rates is an important part of evaluating a security. If a retail analyst is bearish about a store in which a REIT is a landlord, for example, I pay attention."

That spirit of cooperation is enhanced by a deep reservoir of experience - an average tenure of 18 years for the fund's portfolio counselors, and eight for its analysts, many of whom have been previously involved with their industries for much longer. "At a time when analysts for many other firms have only been doing their jobs for a few years," notes Andrew, who has been with American Funds since 1993, "our low turnover is a decided competitive advantage."


A UNIQUE MEETING YIELDS INSIGHTS

On the premise that many heads are better than one, the investment professionals for American Funds constantly share information and often visit companies together.

That collaborative spirit was demonstrated this past June, when more than two dozen portfolio counselors and research analysts convened for a series of company meetings that focused specifically on yield.

Many dividend-paying companies are based in the American heartland, making Cleveland a good site for the two-day session. Analysts and portfolio counselors spent time with management teams from 11 businesses; most were not fund holdings at the time. A few of the companies are household names, while others are less well-known. In all, they represented nine industries, including banking, utilities, airlines, auto parts, food and retail.

"The primary goal of this meeting was to focus on issues that would matter most to those of us who invest for income," says Joyce Gordon, a bank analyst who organized the event. Thus, company executives answered respectful but tough questions from our stock and bond analysts about their plans for growth, the health of corporate balance sheets, and their continued commitment to paying dividends.

Along with questions came a healthy dose of skepticism. "There's often a good reason a company's security has a high yield," notes Janet McKinley, chairman of The Income Fund of America and one of its portfolio counselors. "It's our job to get beyond investor sentiment and past the $company line' to figure out what that security is really worth."

Analysts come to company meetings well-informed. New impressions are evaluated in the context of what they already know - about a company and its competitors, about the regulatory environment in which it operates, and about related industries that could influence its prospects over the long term.

Multiple perspectives help round out the picture. "I think that one of the biggest benefits to the group setting is that it allows us to hear each other's questions," observes Joyce. "For many of us, that cross-pollination added new facets to company stories we thought we already knew pretty well."

[photograph of homemade canned peaches in mason jars]


ASSET MIX COMPARISON

July 31, 2001
[begin pie chart]
Investment Portfolio                    Percent of
                                        Net Assets
U.S. Equity Securities*                        47.7%
Non-U.S. Equity Securities                     13.6
Government Bonds                                3.0
Other Fixed-Income Securities                  22.5
Cash & Equivalents                             13.2

* Also includes 0.2% in Dutch
  equities that are part of the
  S&P 500.

[end pie chart]

                                                              Percent of
Five largest industries in equity holdings                    Net Assets

Electric Utilities                                                   6.7%
Oil & Gas                                                            5.6%
Banks                                                                5.6%
Paper & Forest Products                                              4.8%
Tobacco                                                              4.1%

                                                              Percent of
Ten Largest Equity Holdings                                   Net Assets

Philip Morris                                                        2.2%
First Union                                                          1.7%
Bank of America                                                      1.6%
Royal Dutch Petroleum/"Shell" Transport and Trading                  1.5%
R.J. Reynolds Tobacco Holdings                                       1.4%
Dow Chemical                                                         1.4%
Weyerhaeuser                                                         1.4%
Consolidated Edison                                                  1.3%
Georgia-Pacific                                                      1.3%
PACCAR                                                               1.1%


July 31, 2000
[begin pie chart]

                                                              Percent of
Investment portfiolio                                         Net Assets

U.S. equity securities**                                            48.5%
Non-U.S. equity securities                                          14.7
Government Bonds                                                     5.5
Other fixed-income securities                                       22.4
Cash & Equivalents                                                   8.9

** Also includes 0/7% in
   Canadian equities that
   are part of the S&P 500.
[end pie chart]
                                                              Percent of
Five largest industries in equity holdings*                   Net Assets
Electric Utilities                                                   6.9%
Oil & Gas                                                            6.5%
Banks                                                                6.0%
Paper & Forest Products                                              4.3%
Real Estate                                                          3.8%

* Restated to reflect current-period industry classifications.


                                                              Percent of
Ten Largest Equity Holdings                                   Net Assets

First Union                                                          1.6%
Philip Morris                                                        1.3%
Royal Dutch Petroleum/"Shell" Transport and Trading                  1.2%
Georgia-Pacific                                                      1.2%
Weyerhaeuser                                                         1.1%
Dow Chemical                                                         1.1%
Time Warner                                                          1.1%
Bank of America                                                      1.1%
Consolidated Edison                                                  1.0%
Ford Motor                                                           1.0%


Investment Portfolio, July 31, 2001
                                                                                                  Shares or        Market  Percent
                                                                                                  Principal         Value   of Net
Equity Securities                                                                                    Amount         (000)   Assets

ELECTRIC UTILITIES  -  6.72%
Consolidated Edison, Inc.                                                                          6,695,000      $266,059     1.34
Southern Co.                                                                                       7,170,000       168,495      .85
DTE Energy Co.                                                                                     3,265,000       137,946      .69
Ameren Corp.                                                                                       2,500,000        98,225      .49
Dominion Resources, Inc.                                                                           1,000,000        60,490
Dominion Resources, Inc. 9.50% PIES                                                                  578,000        34,680      .48
 convertible preferred 2004
Entergy Corp.                                                                                      2,450,100        91,879      .46
PowerGen PLC                                                                                       8,203,000        86,360      .43
American Electric Power Co., Inc.                                                                  1,605,000        72,225      .36
OGE Energy Corp.                                                                                   2,810,000        60,696      .31
Northeast Utilities                                                                                2,351,600        47,032      .24
Duke Energy Corp. 8.25% convertible                                                                1,691,000        43,729      .22
 preferred 2004, units
Progress Energy, Inc.                                                                                911,924        39,003      .20
Cinergy Corp.                                                                                      1,250,000        38,625      .19
Scottish Power PLC                                                                                 4,300,000        30,016      .15
Wisconsin Energy Corp.                                                                               900,000        19,926      .10
Niagara Mowhawk Holdings, Inc.  (1)                                                                1,000,000        16,990      .09
NRG Energy, Inc. 6.50% convertible                                                                   590,000        12,597      .06
 preferred 2004, units
FPL Group, Inc.                                                                                      210,000        11,340      .06
                                                                                                                 1,336,313     6.72

OIL & GAS  -  5.57%
"Shell" Transport and Trading Co.,                                                                 4,411,700       222,835
 PLC (New York registered)
"Shell" Transport and Trading Co., PLC                                                             4,176,600        35,313
Royal Dutch Petroleum Co. (New York registered)                                                      600,000        34,800     1.47
USX-Marathon Group                                                                                 6,800,000       201,756     1.02
Texaco Inc.                                                                                        2,224,700       154,060      .77
Occidental Petroleum Corp.                                                                         2,500,000        69,100      .35
Chevron Corp.                                                                                        725,000        66,258      .33
Phillips Petroleum Co.                                                                             1,129,700        64,495      .32
Ultramar Diamond Shamrock Corp.                                                                    1,350,000        63,788      .32
ENI SpA                                                                                            3,750,000        45,698      .23
Conoco Inc., Class A                                                                               1,444,300        44,542      .22
Unocal Capital Trust $3.125 convertible preferred                                                    800,000        40,800      .21
Exxon Mobil Corp.                                                                                    840,000        35,078      .18
Pennzoil-Quaker State Co.                                                                          1,000,000        11,220      .06
El Paso Corp. 6.625% FELINE PRIDES                                                                   300,000        10,629      .05
 convertible preferred 2004
Origin Energy Ltd.  (1)                                                                            5,350,000         8,011      .04
                                                                                                                 1,108,383     5.57

BANKS  -  5.57%
First Union Corp.                                                                                  9,330,100       330,286     1.66
Bank of America Corp.                                                                              4,965,900       315,931     1.59
Commonwealth Bank of Australia                                                                     5,446,730        81,561      .41
Bank of Nova Scotia                                                                                2,400,000        71,249      .36
Lloyds TSB Group PLC                                                                               5,000,000        51,321      .26
Alliance & Leicester PLC                                                                           3,418,876        39,792      .20
Westpac Banking Corp.                                                                              5,634,249        39,210      .20
Bank of Scotland                                                                                   2,866,371        33,035      .16
Wells Fargo & Co.                                                                                    657,000        30,261      .15
National Australia Bank Ltd., exchangeable                                                           800,000        23,760      .12
 capital units
Comerica Inc.                                                                                        350,000        21,556      .11
Bank of New York Co., Inc.                                                                           400,000        17,944      .09
ABN AMRO Holdings NV                                                                               1,000,000        17,636      .09
NB Capital Corp. 8.35% exchangeable                                                                  520,000        13,551      .07
 depositary shares
PNC Financial Services Group, Inc.                                                                   145,000         9,621      .05
Bank of Ireland (1)                                                                                  725,000         6,871      .03
Pacific Century Financial Corp.                                                                      145,600         3,858      .02
                                                                                                                 1,107,443     5.57

PAPER & FOREST PRODUCTS  -  4.81%
Weyerhaeuser Co.                                                                                   4,542,900       271,347     1.36
Georgia-Pacific Corp., Timber Group                                                                5,450,000       196,254
Georgia-Pacific Corp., Georgia-Pacific                                                             1,500,000        61,350     1.30
 Group 7.50% PEPS convertible preferred
 2004, units
UPM-Kymmene Corp.                                                                                  5,320,000       157,999      .80
International Paper Co.                                                                            2,689,640       109,899
International Paper Co., Capital Trust                                                               400,000        18,500      .65
 5.25% convertible preferred 2025
Potlatch Corp.                                                                                     1,350,000        45,792      .23
Stora Enso Oyj, Class R                                                                            3,664,275        33,928      .17
Kimberly-Clark de Mexico, SA de CV, Class A                                                        7,609,800        22,322      .11
Westvaco Corp.                                                                                       750,000        20,175      .10
Holmen AB, Class B                                                                                   942,900        18,051      .09
                                                                                                                   955,617     4.81

TOBACCO  -  4.12%
Philip Morris Companies Inc.                                                                       9,400,000       427,700     2.15
R.J. Reynolds Tobacco Holdings, Inc. (2)                                                           5,200,000       279,292     1.41
Imperial Tobacco Ltd.                                                                              4,118,457        48,345      .24
Gallaher Group PLC                                                                                 7,273,132        48,154      .24
UST Inc.                                                                                             500,000        15,475      .08
                                                                                                                   818,966     4.12

REAL ESTATE  -  3.39%
Equity Residential Properties Trust                                                                2,460,000       139,482
Equity Residential Properties Trust, Series                                                          600,000        15,120      .78
 G, 7.25% convertible preferred
Amoy Properties Ltd.                                                                              70,000,000        77,183      .39
Health Care Property Investors, Inc.                                                               1,992,900        71,107      .36
Boston Properties, Inc.                                                                            1,625,000        62,644      .31
Weingarten Realty Investors                                                                        1,325,000        59,227      .30
Equity Office Properties Trust                                                                     1,095,000        32,872      .16
CenterPoint Properties Corp.                                                                         580,000        27,405      .14
AMB Property Corp.                                                                                 1,085,000        27,125      .14
ProLogis Trust, Series D, 7.92% preferred                                                          1,060,000        25,705      .13
Hysan Development Co. Ltd.                                                                        20,691,635        24,274      .12
Kimco Realty Corp.                                                                                   514,400        24,074      .12
Sun Hung Kai Properties Ltd.                                                                       2,000,000        17,565      .09
Archstone Communities Trust                                                                          664,000        16,939      .08
SPG Properties, Inc., Series C, 7.89%                                                                300,000        13,575      .07
 preferred cumulative step-up premium rate
Duke Realty Corp. (formerly Duke-Weeks Realty                                                        300,000        13,556      .07
 Corp.), Series B, 7.99% preferred cumulative
 step-up premium rate
FelCor Lodging Trust Inc.                                                                            450,000         9,783      .05
IAC Capital Trust, Series A, 8.25% TOPRS                                                             300,000         7,497      .04
 preferred
New Plan Realty Trust, Series D, 7.80% preferred                                                     112,500         4,725      .02
 cumulative step-up premium rate
Nationwide Health Properties, Inc., Series A,                                                         50,000         3,750      .02
 7.677% preferred cumulative step-up premium rate
                                                                                                                   673,608     3.39

CHEMICALS  -  2.26%
Dow Chemical Co.                                                                                   7,545,500       274,656     1.38
DSM NV                                                                                             3,072,005       110,288      .55
E.I. du Pont de Nemours and Co.                                                                    1,200,000        51,384      .26
Crompton Corp.                                                                                     1,022,200         9,414      .05
Millennium Chemicals Inc.                                                                            300,400         4,374      .02
                                                                                                                   450,116     2.26

MACHINERY  -  2.00%
PACCAR Inc. (2)                                                                                    3,838,600       225,863     1.14
Caterpillar Inc.                                                                                   2,000,000       110,200      .55
Pall Corp.                                                                                         1,000,000        23,900      .12
Cummins Capital Trust I 7.00% QUIPS convertible                                                      356,000        19,018      .10
 preferred 2031 (1)  (3)
Metso Oyj                                                                                          1,779,998        18,347      .09
                                                                                                                   397,328     2.00

MULTILINE RETAIL  -  1.90%
May Department Stores Co.                                                                          6,233,200       206,942     1.04
J.C. Penney Co., Inc.                                                                              5,979,500       170,057      .86
                                                                                                                   376,999     1.90

INSURANCE  -  1.88%
Royal & Sun Alliance Insurance Group PLC                                                          14,550,000       102,655      .51
SAFECO Corp.                                                                                       2,300,000        72,956      .37
Allstate Corp.                                                                                     1,465,900        51,248      .26
American General Corp.                                                                             1,060,000        49,025      .25
XL Capital Ltd., Class A                                                                             625,000        47,969      .24
American International Group, Inc.                                                                   417,799        34,782      .17
St. Paul Companies, Inc.                                                                             350,000        15,347      .08
                                                                                                                   373,982     1.88

FOOD PRODUCTS  -  1.75%
H.J. Heinz Co.                                                                                     3,042,200       131,453      .66
Kellogg Co.                                                                                        2,855,000        85,850      .43
General Mills, Inc.                                                                                1,876,400        82,524      .42
ConAgra Foods, Inc.                                                                                2,250,000        48,352      .24
                                                                                                                   348,179     1.75

FOOD & DRUG RETAILING  -  1.61%
Albertson's, Inc.                                                                                  6,360,000       208,163     1.05
Woolworths Ltd.                                                                                   10,231,657        57,389      .29
Safeway PLC                                                                                       10,725,000        54,622      .27
                                                                                                                   320,174     1.61

DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.54%
AT&T Corp.                                                                                         4,860,000        98,221      .50
SBC Communications Inc.                                                                            2,005,600        90,312      .46
Verizon Communications                                                                             1,198,000        64,872
Bell Atlantic Financial Services, Inc. 4.25%                                                     $18,000,000        17,595      .41
 convertible debentures 2005 (3)
Qwest Communications International Inc.                                                              443,796        11,539      .06
ALLTEL Corp.                                                                                         140,000         8,631      .04
Global Crossing Ltd. 7.00% convertible                                                                80,000         6,360
 preferred  (3)
Global Crossing Ltd. 7.00% convertible                                                                25,000         1,987      .04
 preferred
WorldCom, Inc. - MCI Group                                                                           500,000         6,640      .03
Allegiance Telecom, Inc., warrants, expire                                                            20,000           476      .00
 2008  (1) (3) (4)
NTELOS, Inc., warrants, expire 2010 (1) (4)                                                            5,200            10      .00
                                                                                                                   306,643     1.54

PHARMACEUTICALS  -  1.44%
Bristol-Myers Squibb Co.                                                                           2,240,000       129,146      .65
Pharmacia Corp. 6.50% ACES convertible                                                             1,108,800        44,463
 preferred 2001, units
Pharmacia Corp.                                                                                      588,065        26,239      .35
American Home Products Corp.                                                                         725,000        43,725      .22
Eli Lilly and Co.                                                                                    550,000        43,604      .22
                                                                                                                   287,177     1.44

DIVERSIFIED FINANCIALS  -  1.21%
J.P. Morgan Chase & Co.                                                                            2,701,700       116,984      .59
ING Groep NV                                                                                       1,300,000        42,288      .21
Fannie Mae                                                                                           475,000        39,544      .20
Swire Pacific Capital Ltd. 8.84% cumulative                                                        1,125,000        27,000
 guaranteed perpetual capital securities (3)
Swire Pacific Offshore Financing Ltd. 9.33%                                                          195,000         4,851      .16
 cumulative guaranteed perpetual preferred
 capital securities (3)
Wharf (Holdings) Ltd.                                                                              2,201,000         4,981      .03
Wilshire Financial Services Group Inc. (1) (2)                                                     2,150,517         3,914      .02
                                                                                                                   239,562     1.21

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.15%
Celestica Inc. 0% convertible debenture 2020                                                    $181,000,000        77,233      .39
Sanmina Corp. 0% convertible subordinated                                                       $161,000,000        58,765      .30
 debentures 2020
Solectron Corp. 0% LYON convertible notes 2020                                                   $87,528,000        43,714      .22
Thermo Electron Corp. 4.25% convertible                                                          $13,000,000        12,796
 subordinated debentures 2003 (3)
Thermo Electron Corp. 4.00% convertible                                                          $10,000,000         9,300      .11
 subordinated debentures 2005
SCI Systems, Inc. 3.00% convertible                                                              $20,000,000        16,400      .08
 subordinated debentures 2007
KDDI Corp. 5.25% convertible notes 2008                                                          $10,000,000         9,600      .05
                                                                                                                   227,808     1.15

ROAD & RAIL  -  1.07%
CSX Corp.                                                                                          3,150,000       123,228      .62
Union Pacific Capital Trust 6.25% TIDES                                                              741,500        34,758
 convertible preferred 2028  (3)
Union Pacific Capital Trust 6.25% TIDES                                                              260,000        12,187      .24
 convertible preferred 2028
Norfolk Southern Corp.                                                                             1,175,000        23,641      .12
Canadian National Railway Co. 5.25% convertible                                                      300,000        18,270      .09
 preferred 2029
                                                                                                                   212,084     1.07

AIRLINES  -  0.81%
British Airways PLC                                                                               26,000,000       127,046      .64
UAL Corp.                                                                                          1,000,000        34,210      .17
                                                                                                                   161,256      .81

MEDIA  -  0.78%
AOL Time Warner Inc.  (1)                                                                            850,120        38,638      .19
NTL Inc. 5.75% convertible subordinated                                                         $120,000,000        37,050
 debentures 2009
NTL Inc., warrants, expire 2008  (1) (3) (4)                                                          25,650            59      .19
Vivendi Universal (ADR)                                                                              438,402        25,647      .13
United Pan-Europe Communications NV,                                                                   1,180        21,830
 convertible preferred  (1) (3) (4)
United Pan-Europe Communications NV, warrants,                                                       572,960             0      .11
 expire 2007  (1) (4)
UnitedGlobalCom, Inc., Series C, 7.00%                                                               700,000         8,400
 convertible preferred (1) (3)
UnitedGlobalCom, Inc., Series D, 7.00%                                                               500,000         5,625
 convertible preferred  (1)
UnitedGlobalCom, Inc., Class A  (1)                                                                  271,128         1,827
UnitedGlobalCom, Inc. Series C, 7.00%                                                                 75,000           900      .08
 convertible preferred  (1)
Interpublic Group of Companies, Inc. 1.87%                                                       $17,000,000        13,731      .07
 convertible subordinated notes 2006 (3)
V2 Music Holdings PLC 6.50% convertible                                                           $8,122,000         2,193
 debentures 2012 (3) (4)
V2 Music Holdings PLC, warrants, expire                                                               14,750             0      .01
 2008  (1) (3) (4)
                                                                                                                   155,900      .78

GAS UTILITIES  -  0.73%
NiSource Inc.                                                                                      3,700,000        97,532      .49
New Jersey Resources Corp.                                                                           750,000        32,587      .16
South Jersey Industries, Inc.                                                                        500,000        15,650      .08
                                                                                                                   145,769      .73

AUTOMOBILES  -  0.70%
General Motors Corp.                                                                               2,184,000       138,902      .70

AUTO COMPONENTS  -  0.67%
TRW Inc.                                                                                           1,175,000        51,994      .26
GKN PLC                                                                                            4,750,000        48,112      .24
Dana Corp.                                                                                           725,000        18,669      .09
Tower Automotive Capital Trust 6.75%                                                                 450,000        14,822      .08
 convertible preferred 2018  (3)
TI Automotive Ltd.  (1) (4)                                                                        7,000,000             0      .00
                                                                                                                   133,597      .67

AEROSPACE & DEFENSE  -  0.66%
RC Trust I 8.25% convertible preferred                                                             1,053,500        55,572
 2006, units
Raytheon Co.                                                                                       1,723,900        49,786      .53
Honeywell International Inc.                                                                         550,000        20,278      .10
Rockwell Collins                                                                                     300,000         6,210      .03
                                                                                                                   131,846      .66

CONTAINERS & PACKAGING  -  0.61%
AssiDoman AB                                                                                       5,600,000       121,167      .61

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.60%
Semtech Corp. 4.50% convertible subordinated                                                     $18,530,000        20,175
 notes 2007 (3)
Semtech Corp. 4.50% convertible subordinated                                                      $8,000,000         8,710      .15
 notes 2007
Vitesse Semiconductor Corp. 4.00% convertible                                                    $29,625,000        24,106      .12
 subordinated debentures 2005
Burr-Brown Corp. 4.25% convertible subordinated                                                  $17,800,000        20,274
 notes 2007 (3)
Burr-Brown Corp. 4.25% convertible subordinated                                                   $1,600,000         1,822      .11
 notes 2007
TriQuint Semiconductor, Inc. 4.00% convertible                                                   $23,000,000        17,025      .09
 subordinated notes 2007
Amkor Technology, Inc. 5.00% convertible                                                         $15,000,000        11,157      .06
 notes 2007 (3)
Pro Mos Technologies Inc. 0% convertible                                                          $9,400,000         8,671      .04
 debentures 2006 (3)
ASM Lithography Holding NV 4.25% (formerly                                                        $5,400,000         4,887      .02
 ASM Lithography Holding NV) convertible
 debentures 2004 (3)
Advanced Micro Devices, Inc.  (1)                                                                    132,432         2,418      .01
                                                                                                                   119,245      .60

BEVERAGES  -  0.55%
Southcorp Ltd.                                                                                    29,712,357       109,495      .55

COMMERCIAL SERVICES & SUPPLIES  -  0.48%
Pitney Bowes Inc.                                                                                  1,350,000        54,270      .27
Waste Management, Inc. 4.00% convertible                                                         $42,000,000        41,399      .21
 debentures 2002
Protection One Alarm Monitoring, Inc.,                                                                57,600             1      .00
 warrants, expire 2005  (1) (3) (4)
                                                                                                                    95,670      .48

METALS & MINING  -  0.48%
Phelps Dodge Corp.                                                                                 1,084,841        43,828      .21
Inco Ltd. 5.75% convertible debentures 2004                                                      $17,250,000        16,703
Inco Ltd. 0% LYONS convertible notes 2021 (3)                                                    $11,500,000         6,276      .12
CONSOL Energy Inc.                                                                                   553,800        13,441      .07
Anglogold Ltd.                                                                                       194,900         7,012      .04
Massey Energy Co.                                                                                    250,300         4,300      .02
Freeport-McMoRan Copper & Gold Inc., Class B  (1)                                                    300,000         3,228      .02
                                                                                                                    94,788      .48


COMMUNICATIONS EQUIPMENT  -  0.38%
AT&T Corp. Liberty Media Group 3.50% convertible                                                 $55,000,000        47,141      .24
 debentures 2031 (3)
Adaptec, Inc. 4.75% convertible subordinated                                                     $23,000,000        20,298      .10
 notes 2004
Corning Inc. 0% convertible debentures 2015                                                      $14,000,000         8,120      .04
                                                                                                                    75,559      .38

WIRELESS TELECOMMUNICATION SERVICES  -  0.31%
Price Communications Corp.  (1)                                                                      933,222        18,198      .09
Dobson Communications Corp. 13.00% senior                                                              7,920         7,603
 exchangeable preferred 2009 (1) (5)
Dobson Communications Corp. 12.25% exchangeable                                                        4,866         4,623      .07
 preferred, redeemable 2008 (1) (5)
China Mobile (Hong Kong) Ltd. 2.25% convertible                                                  $12,360,000        11,742      .06
 notes 2005
American Tower Corp. 5.00% convertible                                                           $13,000,000        10,020      .05
 debentures 2010
Nextel Communications, Inc. 5.25% convertible                                                    $10,000,000         6,225      .03
 senior notes 2010
AT&T Wireless Services, Inc. (1)                                                                     120,675         2,255      .01
Leap Wireless International, Inc., warrants,                                                          27,025           203      .00
 expire 2010 (1) (3)
McCaw International, Ltd., warrants, expire                                                           31,500            79      .00
 2007  (1) (3) (4)
Comunicacion Celular SA, Class B, warrants,                                                           31,000             3      .00
 expire 2003  (1) (3) (4)
                                                                                                                    60,951      .31


OTHER  -  1.89%
Hubbell Inc., Class B                                                                              2,580,000        76,626      .39
Minnesota Mining and Manufacturing Co.                                                               400,000        44,752      .22
Smiths Group PLC                                                                                   3,220,000        35,413      .18
Sepracor Inc. (1)                                                                                    310,329        13,673
Sepracor Inc. 7.00% convertible subordinated                                                     $13,500,000        12,655
debentures 2005 (3)
Sepracor Inc. 7.00% convertible subordinated                                                      $9,000,000         8,437      .17
 debentures 2005
Gillette Co.                                                                                       1,200,000        33,444      .17
Clorox Co.                                                                                           550,000        20,559      .10
Newell Financial Trust I 5.25% QUIPS                                                                 550,000        19,111      .10
 convertible preferred 2027
Williams Companies, Inc.                                                                             556,800        18,653      .09
PETsMART, Inc. 6.75% convertible subordinated                                                    $17,500,000        16,949      .09
 notes 2004 (3)
Fluor Corp.                                                                                          350,300        13,847      .07
Amazon.com, Inc. 4.75% convertible subordinated                                                  $27,425,000        12,772      .06
 debentures 2009
CNET, Inc. 5.00% convertible subordinated                                                        $17,389,000        11,477      .06
 notes 2006
Foster Wheeler Ltd. 6.50% convertible                                                            $15,000,000        10,900      .05
 subordinated notes 2007 (3)
TXI Capital Trust I 5.50% convertible                                                                250,000         9,100      .05
 preferred 2028
Royal Caribbean Cruises Ltd. 0% convertible                                                      $19,250,000         7,130      .04
 debenture 2021
Rockwell Automation                                                                                  300,000         4,815      .02
Glycomed Inc. 7.50% convertible subordinated                                                      $5,000,000         3,937      .02
 debentures 2003
AMCV Capital Trust I 7.00% convertible                                                               200,000         1,588      .01
 preferred 2015
GT Group Telecom Inc., warrants, expire                                                               26,250           652      .00
 2010  (1) (3) (4)
Rhythms NetConnections Inc. 6.75% convertible                                                        250,000            33      .00
 preferred  (3)
PSINet Inc., Series D, 7.00% convertible                                                             650,000             7      .00
 preferred 2049  (3) (4) (6)
AMF Bowling Worldwide, Inc. 0% convertible                                                       $26,391,000             3      .00
debentures 2018 (3) (4) (6)
Tultex Corp., warrants, expire 2007 (1) (4)                                                        1,522,401                    .00
                                                                                                                   376,533     1.89

MISCELLANEOUS  -  3.62%
Other equity securities in initial period                                                                          719,990     3.62
 of acquisition


TOTAL EQUITY SECURITIES (cost: $10,394,382,000)                                                                 12,181,050    61.26


                                                                                                  Principal        Market  Percent
                                                                                                     Amount         Value   of Net
Bonds & Notes                                                                                         (000)         (000)   Assets

MEDIA  -  3.30%
Charter Communications Holdings, LLC:
 8.25% 2007                                                                                          $11,150        10,509
 10.00% 2009                                                                                           7,500         7,575
 10.75% 2009                                                                                          10,000        10,575
 0%/9.92% 2011 (7)                                                                                    25,850        17,513
 11.125% 2011                                                                                         20,000        21,250
 0%/11.75% 2011 (3)  (7)                                                                             124,750        72,355
 0%/13.50% 2011 (7)                                                                                   69,050        43,847      .92
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 8.875% 2007                                                                                          23,850        25,043
 0%/9.75% 2007 (7)                                                                                    43,750        41,344      .33
Time Warner Inc.:
 9.625% 2002                                                                                           8,090         8,400
 7.75% 2005                                                                                            9,500        10,213
 8.18% 2007                                                                                           20,000        22,136
 9.125% 2013                                                                                           5,000         5,875
 7.25% 2017                                                                                            8,000         7,979      .28
NTL Inc. 12.75% 2005                                                                                  26,370        17,932
Comcast UK Cable Partners Ltd. 11.20% 2007                                                            28,500        20,378      .19
CBS Corp. 7.15% 2005                                                                                  26,500        27,964
Viacom Inc.: (3)
 6.40% 2006                                                                                            3,000         3,098
 6.625% 2011                                                                                           1,000         1,011      .16
Century Communications Corp. 8.75% 2007                                                               13,200        12,276
Adelphia Communications Corp. 10.25% 2011                                                             14,000        13,720      .13
CSC Holdings, Inc.:                                                                                    8,000         7,897
 7.25% 2008
 8.125% 2009                                                                                           8,000         8,231
 9.875% 2013                                                                                           6,000         6,345      .11
TeleWest PLC:
 9.625% 2006                                                                                           5,000         3,850
 0%/11.375% 2010 (7)                                                                                  35,250        16,215      .10
Liberty Media Corp.:
 7.875% 2009                                                                                          16,600        15,972
 8.50% 2029                                                                                            2,000         1,774
 8.25% 2030                                                                                            2,000         1,700      .10
British Sky Broadcasting Group PLC 8.20% 2009                                                         16,250        16,573      .08
News America Holdings Inc.:
 9.25% 2013                                                                                            2,290         2,647
 7.75% 2045                                                                                           12,347        11,790
News America Inc. 7.625% 2028                                                                          2,000         1,911      .08
STC Broadcasting, Inc. 11.00% 2007                                                                    14,500        14,428      .07
Univision Communications Inc. 7.85% 2011 (3)                                                          13,700        14,160      .07
Hearst-Argyle Television, Inc. 7.00% 2018                                                             12,425        11,343      .06
Clear Channel Communications, Inc. 7.25% 2003                                                          6,000         6,245
Chancellor Media Corp. of Los Angeles,                                                                 4,500         4,691      .05
 Series B, 8.75% 2007
Fox Family Worldwide, Inc. 0%/10.25% 2007 (7)                                                         10,318        10,034      .05
Rogers Communications Inc. 8.875% 2007                                                                10,000        10,025      .05
Lenfest Communications, Inc. 7.625% 2008                                                               2,000         2,092
Comcast Cable Communications, Inc.:
 6.875% 2009                                                                                           3,000         3,040
 7.125% 2013                                                                                           3,000         3,067      .04
Telemundo Holdings, Inc., Series A, 0%/11.50%                                                          8,500         7,098      .04
 2008 (7)
Young Broadcasting Inc.:
 Series B, 8.75% 2007                                                                                  3,250         3,088
 10.00% 2011 (3)                                                                                       3,750         3,769      .04
TransWestern Publishing Co. LLC:
 9.625% 2007                                                                                           4,000         4,020
 9.625% 2007 (3)                                                                                       2,250         2,261      .03
Multicanal Participacoes SA, Series B,                                                                 6,475         6,135      .03
 12.625% 2004
Sun Media Corp. 9.50% 2007                                                                             6,071         6,041      .03
Penton Media, Inc. 10.375% 2011 (3)                                                                    6,250         5,625      .03
A. H. Belo Corp. 7.75% 2027                                                                            5,500         5,083      .03
Antenna TV SA 9.00% 2007                                                                               5,250         4,988      .03
ACME Television, LLC, Series A, 10.875% 2004                                                           4,920         4,772      .02
Emmis Communications Corp. 0%/12.50% 2011 (3)(7)                                                       8,000         4,760      .02
Innova, S de RL 12.875% 2007                                                                           5,000         4,463      .02
American Media Operations, Inc. 10.25% 2009                                                            3,500         3,592      .02
Gray Communications Systems, Inc. 10.625% 2006                                                         3,500         3,553      .02
RBS Participacoes SA 11.00% 2007 (3)                                                                   4,250         3,411      .02
Cox Radio, Inc. 6.625% 2006                                                                            3,000         3,036      .02
Key3Media Group, Inc. 11.25% 2011                                                                      2,200         2,145      .01
United Pan-Europe Communications NV:
 10.875% 2009                                                                                          3,250         1,300
 11.50% 2010                                                                                           1,100           451      .01
Carmike Cinemas, Inc., Series B, 9.375% 2009 (6)                                                       1,550         1,054      .01
                                                                                                                   655,668     3.30

BANKS  -  2.39%
SB Treasury Co. LLC, Series A, 9.40%                                                                 124,750       123,503      .62
 noncumulative preferred (3)  (7)
SocGen Real Estate Co. LLC, Series A, 7.64%                                                           54,000        55,286      .28
 (undated) (3)  (8)
Fuji JGB Investment LLC, Series A, 9.87%                                                              38,500        36,190
 noncumulative preferred (3)  (8)
IBJ Preferred Capital Co. LLC, Series A,                                                              10,000         9,362      .23
 8.79% noncumulative preferred (3)  (8)
HSBC Capital Funding LP: (3) (7) (8)
 Series 1, 9.547% noncumulative preferred                                                             17,500        20,368
 Series 2, 10.176% noncumulative preferred                                                            11,500        14,726
Midland Bank PLC 4.00% Eurodollar notes                                                                5,000         3,993      .20
 (undated) (8)
BNP U.S. Funding LLC, Series A, 7.738%                                                                22,700        23,922
 noncumulative preferred (3)  (8)
BNP Paribas Capital Trust, 9.003%                                                                      8,000         9,071      .17
 noncumulative preferred (3)
GS Escrow Corp.:
 5.31% 2003 (8)                                                                                        6,000         5,891
 7.00% 2003                                                                                            1,550         1,563
 7.125% 2005                                                                                          25,500        25,232      .16
Washington Mutual Bank, FA 6.875% 2011                                                                10,000        10,307
Ahmanson Capital Trust I capital securities,                                                           8,000         8,289      .09
 Series A, 8.36% 2026 (3)
Tokai Preferred Capital Co. LLC, Series A,                                                            19,000        18,512      .09
 9.98%/11.091% noncumulative preferred (3) (7) (8)
Riggs Capital Trust II:
 8.625% 2026                                                                                           1,500         1,130
 8.875% 2027                                                                                          25,000        17,149      .09
Development Bank of Singapore Ltd.: (3)
 7.875% 2010                                                                                           5,000         5,294
 7.125% 2011                                                                                          11,500        11,575      .09
Skandinaviska Enskilda Banken AB 7.50%                                                                10,405        10,460      .05
 (undated) (3) (8)
Dime Capital Trust I, Dime Bancorp, Inc.,                                                              9,425        10,264      .05
 Series A, 9.33% 2027
Standard Chartered Bank 3.938% Eurodollar                                                             15,000         9,350      .05
 notes (undated) (8)
Canadian Imperial Bank of Commerce 5.188%                                                             10,000         7,807      .04
 Eurodollar notes (undated) (8)
AB Spintab: (3) (8)
 6.80% (undated)                                                                                       5,150         5,254
 7.50% (undated)                                                                                       2,500         2,499      .04
Bank of Nova Scotia 5.188% Eurodollar                                                                 10,000         7,694      .04
 notes (undated) (8)
Bank of Scotland 7.00% (undated) (3) (8)                                                               7,500         7,505      .04
BCI US Funding Trust I 8.01% (undated) (3) (8)                                                         6,500         6,650      .03
Chevy Chase Bank, FSB 9.25% 2005                                                                       4,000         3,980      .02
Komercni Finance BV 9.00%/10.75% 2008 (3) (7)                                                          1,510         1,529      .01
                                                                                                                   474,355     2.39

WIRELESS TELECOMMUNICATION SERVICES  -  2.32%
Nextel Communications, Inc.:
 0%/9.75% 2007 (7)                                                                                    74,325        52,771
 0%/10.65% 2007 (7)                                                                                    5,975         4,541
 0%/9.95% 2008 (7)                                                                                   148,775       102,655
 12.00% 2008                                                                                           4,000         3,760
McCaw International, Ltd. 0%/13.00% 2007 (7)                                                          46,850        12,181
Nextel Partners, Inc.:
 0%/14.00% 2009 (7)                                                                                   33,029        20,808
 11.00% 2010                                                                                           8,000         6,720
Nextel International, Inc.:
 0%/12.125% 2008 (7)                                                                                  37,450         7,865
 12.75% 2010                                                                                           2,000           540     1.07
Cricket Communications, Inc. 8.50% 2007 (8)                                                           92,570        63,874
Leap Wireless International, Inc.:
 12.50% 2010                                                                                          17,000        10,880
 0%/14.50% 2010 (7)                                                                                   32,325         8,081      .42
Dobson/Sygnet Communications Co. 12.25% 2008                                                          11,750        12,103
American Cellular Corp. 9.50% 2009 (3)                                                                10,000         9,525
Dobson Communications Corp. 10.875% 2010                                                              21,750        22,294      .22
Microcell Telecommunications Inc., Series B,                                                          36,700        27,892      .14
 0%/14.00% 2006 (7)
AT&T Wireless Services, Inc.: (3)
 7.875% 2011                                                                                          12,750        13,366
 8.75% 2031                                                                                           10,000        11,042      .12
PanAmSat Corp.:
 6.125% 2005                                                                                          18,000        16,697
 6.375% 2008                                                                                           2,000         1,746      .09
TeleCorp PCS, Inc. 0%/11.625% 2009 (7)                                                                16,975        10,864      .06
Centennial Cellular Corp. 10.75% 2008                                                                  8,280         7,576      .04
CFW Communications Co. 13.00% 2010                                                                    10,200         7,548      .04
Triton PCS, Inc.:
 0%/11.00% 2008 (7)                                                                                    2,000         1,680
 9.375% 2011                                                                                           5,000         5,006      .03
Sprint Spectrum LP, Sprint Spectrum                                                                    6,000         6,341      .03
 Finance Corp. 11.00% 2006
Vodafone AirTouch PLC 7.75% 2010                                                                       5,000         5,423      .03
PTC International Finance BV 0%/10.75% 2007 (7)                                                        5,000         3,913      .02
PageMart Wireless, Inc.: (4) (6)
 15.00% 2005                                                                                          19,410         1,553
 0%/11.25% 2008 (7)                                                                                   33,500         1,047      .01
Cellco Finance NV 15.00% 2005                                                                            650           476      .00
                                                                                                                   460,768     2.32

DIVERSIFIED TELECOMMUNICATION SERVICES  -  1.37%
Voicestream Wireless Corp.:
 10.375% 2009                                                                                         32,940        37,827
 0%/11.875% 2009 (7)                                                                                  41,725        35,120
Omnipoint Corp. 11.50% 2009 (3) (4)                                                                   27,750        31,635      .53
Williams Communications Group, Inc.:
 10.70% 2007                                                                                          15,200         6,612
 11.70% 2008                                                                                          32,800        14,268
 10.875% 2009                                                                                         28,000        12,180
WCG Note Trust 8.25% 2004 (3)                                                                         28,000        28,270      .31
Orange PLC 8.75% 2006                                                                                  8,000         8,520
France Telecom 7.75% 2011 (3)                                                                         16,850        17,735      .13
TELUS Corp.:
 7.50% 2007                                                                                            3,500         3,657
 8.00% 2011                                                                                           13,400        14,251      .09
TCI Communications, Inc. 8.00% 2005                                                                   15,000        16,169      .08
CenturyTel, Inc., Series H, 8.375% 2010                                                               15,000        16,019      .08
Allegiance Telecom, Inc.:
 0%/11.75% 2008 (7)                                                                                   15,000         8,850
 12.875% 2008                                                                                          3,475         3,093      .06
British Telecommunications PLC 8.125% 2010                                                             6,250         6,837      .03
COLT Telecom Group PLC 0%/12.00% 2006 (7)                                                              5,000         4,150      .02
NEXTLINK Communications, Inc.: (7)
 0%/12.125% 2009                                                                                      10,000         1,800
 0%/12.25% 2009                                                                                        9,900         1,782      .02
Netia Holdings BV 0%/11.25% 2007 (7)                                                                   9,250         2,313      .01
IMPSAT Corp. 12.375% 2008                                                                              5,000         1,063      .01
                                                                                                                   272,151     1.37


HOTELS, RESTAURANTS & LEISURE  -  0.75%
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                                            7,000         6,283
 8.75% 2011                                                                                           31,150        29,636      .18
Mirage Resorts, Inc.:
 6.625% 2005                                                                                           3,000         3,008
 6.75% 2007                                                                                            3,250         3,201
 6.75% 2008                                                                                           10,500        10,169
MGM Mirage, Inc. 8.50% 2010                                                                           13,250        14,122      .15
Horseshoe Gaming Holding Corp., Series B,                                                             21,500        21,554      .11
 8.625% 2009
Premier Parks Inc.:
 9.25% 2006                                                                                            1,250         1,262
 9.75% 2007                                                                                           12,750        13,069
Six Flags Entertainment Corp. 8.875% 2006                                                              2,000         2,040
Six Flags Inc. 9.50% 2009 (3)                                                                          1,875         1,903      .09
International Game Technology 7.875% 2004                                                             16,000        16,320      .08
Boyd Gaming Corp.:
 9.25% 2003                                                                                            7,000         7,087
 9.25% 2009 (3)                                                                                        8,500         8,521      .08
Florida Panthers Holdings, Inc. 9.875% 2009                                                           10,000        10,250      .05
KSL Recreation Group, Inc. 10.25% 2007                                                                 1,250         1,269      .01
AMF Bowling Worldwide, Inc.: (6)
 10.875% 2006                                                                                          5,500           220
 12.25% 2006                                                                                           1,437            57      .00
                                                                                                                   149,971      .75

MULTILINE RETAIL  -  0.72%
J.C. Penney Co., Inc.:
 7.375% 2004                                                                                           2,025         1,964
 7.60% 2007                                                                                           15,375        14,452
 7.375% 2008                                                                                           1,000           905
 6.875% 2015                                                                                           2,000         1,620
 7.95% 2017                                                                                           42,025        35,301
 9.75% 2021 (9)                                                                                        3,162         2,783
 8.25% 2022 (9)                                                                                       24,890        20,908
 7.125% 2023                                                                                           4,000         3,140
 8.125% 2027                                                                                           9,500         7,220
 7.40% 2037                                                                                           24,048        22,365
 7.625% 2097                                                                                           8,000         5,824      .59
Sears, Roebuck and Co. 9.375% 2011                                                                    12,310        14,431      .07
Federated Department Stores, Inc. 6.625% 2011                                                          8,875         8,753      .04
Dillard's, Inc.:
 6.43% 2004                                                                                            1,000           936
 6.69% 2007                                                                                              625           545
 6.625% 2008                                                                                           1,575         1,356      .01
Saks Inc. 7.375% 2019                                                                                  2,000         1,460      .01
                                                                                                                   143,963      .72

COMMERCIAL SERVICES & SUPPLIES  -  0.69%
Allied Waste North America, Inc.:
 7.625% 2006                                                                                           5,000         4,962
 10.00% 2009                                                                                          55,375        57,867      .32
Waste Management, Inc.:
 6.50% 2002                                                                                            7,000         7,120
 6.375% 2003                                                                                           5,050         5,152
 7.00% 2004                                                                                            4,060         4,187
 6.875% 2009                                                                                           5,050         5,054
 7.375% 2010                                                                                          11,950        12,349
 7.10% 2026                                                                                           20,125        20,655      .28
Cendant Corp. 7.75% 2003                                                                              12,000        12,374      .06
Protection One Alarm Monitoring, Inc.                                                                  3,246         2,499      .01
 13.625% 2005 (8)
KinderCare Learning Centers, Inc.,                                                                     2,500         2,481      .01
 Series B, 9.50% 2009
Iron Mountain Inc. 8.75% 2009                                                                          1,750         1,776      .01
Safety-Kleen Services, Inc.: (4) (6)
 9.25% 2008                                                                                           20,000           200
 9.25% 2009                                                                                           10,000           100      .00
                                                                                                                   136,776      .69

COMMUNICATIONS EQUIPMENT  -  0.61%
Crown Castle International Corp.: (7)
 0%/10.625% 2007                                                                                       5,850         4,475
 0%/10.375% 2011                                                                                      41,000        24,395
 0%/11.25% 2011                                                                                       40,500        25,110      .27
SBA Communications Corp.:
 0%/12.00% 2008 (7)                                                                                    8,675         6,766
 10.25% 2009                                                                                          21,000        18,900      .13
SpectraSite Holdings, Inc.: (7)
 0%/12.00% 2008                                                                                       38,250        18,742
 0%/11.25% 2009                                                                                        4,275         1,667      .10
Motorola, Inc.:
 6.75% 2006                                                                                            4,000         3,971
 5.22% 2097                                                                                           15,000         9,150      .07
Nortel Networks Ltd. 6.125% 2006                                                                      10,000         8,775      .04
                                                                                                                   121,951      .61

HEALTH CARE PROVIDERS & SERVICES  -  0.52%
Columbia/HCA Healthcare Corp.:
 6.87% 2003                                                                                           10,575        10,601
 6.91% 2005                                                                                           10,750        10,696
 8.85% 2007                                                                                           16,770        18,028
 8.70% 2010                                                                                            9,500        10,117
 8.75% 2010                                                                                            5,500         5,940      .28
Aetna Inc.:
 7.375% 2006                                                                                          21,700        21,916
 7.875% 2011                                                                                          15,625        15,506      .19
Paracelsus Healthcare Corp. 10.00% 2006 (6)                                                           30,100         9,632      .04
Integrated Health Services, Inc.:  (4) (6)
 10.25% 2006 (8)                                                                                      16,900           169
 Series A, 9.50% 2007                                                                                 87,095           871
 Series A, 9.25% 2008                                                                                 68,298           683      .01
Mariner Health Group, Inc. 9.50% 2006 (4) (6)                                                         15,250           152      .00
                                                                                                                   104,311      .52

CONSUMER & BUSINESS FINANCE  -  0.51%
Capital One Financial Corp.:
 7.25% 2003                                                                                            7,500         7,626
 7.125% 2008                                                                                          22,500        21,120
Capital One Bank 6.875% 2006                                                                          14,100        14,164
Capital One Capital I 5.864% 2027 (3)  (8)                                                            13,500        10,794      .27
MBNA Corp., MBNA:
 6.75% 2008                                                                                           12,500        12,277
 Capital B, Series B, 5.14% 2027 (8)                                                                  32,000        23,469      .18
Providian Financial Corp. 9.525% 2027 (3)                                                             10,000         8,160      .04
Household Finance Corp. 6.75% 2011                                                                     3,000         3,067      .02
                                                                                                                   100,677      .51

GAS UTILITIES  -  0.44%
Nisource Finance Corp.:
 7.50% 2003                                                                                           24,000        25,200
 7.625% 2005                                                                                          34,000        36,225
 7.875% 2010                                                                                          15,725        17,167      .40
El Paso Corp. 7.80% 2031                                                                               8,000         8,123      .04
                                                                                                                    86,715      .44

CONTAINERS & PACKAGING  -  0.43%
Container Corp. of America:
 Series B, 10.75% 2002                                                                                 2,050         2,091
 9.75% 2003                                                                                           50,550        51,498      .27
Printpack, Inc. 10.625% 2006                                                                          20,270        20,625      .10
Owens-Illinois, Inc.:
 7.15% 2005                                                                                            5,000         4,150
 8.10% 2007                                                                                            5,750         4,600      .04
Tekni-Plex, Inc., Series B, 12.75% 2010                                                                3,750         3,300      .02
                                                                                                                    86,264      .43

AIRLINES  -  0.43%
Jet Equipment Trust: (3)
 Series 1995-B, 10.91% 2014                                                                            4,750         4,872
 Series 1995-B, Class A, 7.63% 2015 (9)                                                                3,410         3,515
 Series 1995-A, Class B, 8.64% 2015 (9)                                                               12,756        13,536
 Series 1995-B, Class C, 9.71% 2015 (9)                                                                5,500         5,762
 Series 1995-A, Class C, 10.69% 2015 (9)                                                               5,000         5,427      .17
Continental Airlines, Inc., pass-through
 certificates: (9)
 Series 1996:
  Class A, 6.94% 2015                                                                                  7,538         7,793
  Class C, 9.50% 2015                                                                                  5,444         5,848
 Series 2001-1, Class B, 7.373% 2015                                                                   6,000         6,176      .10
United Air Lines, Inc.:
 9.00% 2003                                                                                            8,000         8,111
 pass-through certificates, Series 1996-A2,                                                            5,000         4,352      .06
 7.87% 2019 (9)
US Airways Group, Inc., pass-through trust,                                                            7,875         8,034      .04
 Series 2001-1G, 7.076% 2021 (9)
America West Airlines, Inc., pass-through                                                              5,878         6,301      .03
certificates, Series 2000-1, Class G, 8.057%
 2020 (9)
Delta Air Lines, Inc., pass-through certificates,                                                      5,000         5,018      .02
 Series 1992-A2, 9.20% 2014 (9)
Northwest Airlines, Inc., pass-through                                                                   958         1,042      .01
 certificates, Series 1999-3, Class G,
 7.935% 2019 (9)
                                                                                                                    85,787      .43

ELECTRIC UTILITIES  -  0.37%
Israel Electric Corp. Ltd.:  (3)
 7.95% 2011                                                                                            4,000         4,183
 7.70% 2018                                                                                           22,500        21,253
 8.10% 2096                                                                                           14,405        11,732      .19
Edison Mission Energy:
 7.73% 2009                                                                                           11,000        10,065
 9.875% 2011                                                                                           5,000         5,009
Midwest Generation, LLC, Series B, 8.56% 2016 (9)                                                      6,000         5,855
Edison Mission Holdings Co. 8.734% 2026 (9)                                                           10,000         9,747      .16
Progress Energy, Inc. 7.10% 2011                                                                       2,500         2,611      .01
Exelon Corp. 6.75% 2011                                                                                1,000         1,025
Exelon Generation Co., LLC 6.95% 2011 (3)                                                              1,300         1,349      .01
                                                                                                                    72,829      .37

PAPER & FOREST PRODUCTS  -  0.36%
Scotia Pacific Co. LLC, Timber
 Collateralized notes:
 Series B, Class A-2, 7.11% 2014 (9)                                                                  15,800        14,694
 Series B, Class A-3, 7.71% 2014                                                                      20,125        15,496      .15
Georgia-Pacific Corp.:
 7.50% 2006                                                                                            4,900         4,997
 8.125% 2011                                                                                          14,050        14,385      .10
International Paper Co. 4.62% 2002 (8)                                                                15,000        15,020      .08
Pindo Deli Finance Mauritius Ltd.: (6)
 10.25% 2002                                                                                          12,000         1,470
 10.75% 2007                                                                                          24,150         2,958      .02
Advance Agro Capital BV 13.00% 2007                                                                    4,925         2,469      .01
Indah Kiat Finance Mauritius Ltd.: (6)
 11.875% 2002                                                                                            700           163
 10.00% 2007                                                                                           3,050           496      .00
                                                                                                                    72,148      .36

OIL & GAS  -  0.33%
Clark Refining & Marketing, Inc.:
 8.875% 2007                                                                                          22,300        14,718
 8.375% 2007                                                                                           4,510         3,428
Clark Oil & Refining Corp. 9.50% 2004                                                                    373           325      .09
Oryx Energy Co.:
 8.00% 2003                                                                                            5,345         5,659
 8.375% 2004                                                                                           2,250         2,418
 8.125% 2005                                                                                           8,500         9,172      .09
Pogo Producing Co. 10.375% 2009                                                                       10,000        10,700      .06
Newfield Exploration Co.:
 Series B, 7.45% 2007                                                                                  6,000         5,985
 7.625% 2011                                                                                           1,500         1,492      .04
OXYMAR 7.50% 2016 (3)                                                                                  8,000         6,592      .03
Petrozuata Finance, Inc.: (3) (9)
 Series A, 7.63% 2009                                                                                  2,500         2,287
 Series B, 8.22% 2017                                                                                  2,885         2,344      .02
                                                                                                                    65,120      .33

METALS & MINING  -  0.29%
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                                                           13,500         9,754
 7.20% 2026                                                                                           18,000        14,805      .13
BHP Finance Ltd. 6.75% 2013                                                                           10,000         9,926      .05
Doe Run Resources Corp., Series B, 11.25% 2005                                                        26,650         9,594      .05
Kaiser Aluminum & Chemical Corp.:
 9.875% 2002                                                                                             575           563
 12.75% 2003                                                                                           9,500         7,885      .04
Inco Ltd. 9.60% 2022                                                                                   2,625         2,623      .01
Oregon Steel Mills, Inc. 11.00% 2003                                                                   2,375         2,221      .01
                                                                                                                    57,371      .29

INSURANCE  -  0.24%
Conseco Financing Trust II, capital trust                                                             21,075        14,120      .07
 pass-through securities (TRUPS), 8.70% 2026 (9)
ING Capital Funding Trust III 8.439% (undated)(8)                                                      9,125        10,039
ReliaStar Financial Corp. 8.00% 2006                                                                   8,000         8,798      .09
Royal & Sun Alliance Insurance Group PLC                                                               8,750         9,646      .05
 8.95% 2029
Equitable Life Assurance Society 6.95% 2005 (3)                                                        5,000         5,225      .03
                                                                                                                    47,828      .24

REAL ESTATE  -  0.22%
ProLogis Trust 7.05% 2006                                                                             12,000        12,491      .06
Security Capital Group Inc. 7.15% 2007                                                                10,000         9,862      .05
FelCor Suites LP 7.375% 2004                                                                          10,000         9,822      .05
EOP Operating LP 8.10% 2010                                                                            6,500         7,049      .03
Irvine Co. 7.46% 2006 (3) (4)                                                                          5,000         5,013      .03
                                                                                                                    44,237      .22

AUTOMOBILES  -  0.16%
Ford Motor Credit Co.:
 6.55% 2002                                                                                            3,000         3,060
 5.80% 2009                                                                                           11,000        10,508      .07
DaimlerChrysler North America Holding Corp.                                                           10,000        10,756      .05
 7.75% 2011
General Motors Acceptance Corp. 7.75% 2010                                                             6,500         7,021      .04
                                                                                                                    31,345      .16

OTHER INDUSTRIES  -  1.37%
Atlas Air, Inc., Pass Through Trust,                                                                  31,659        32,330      .16
 Series 1998-1, Class A, 7.38% 2019 (9)
Rite Aid Corp.:
 11.25% 2008 (3)                                                                                       6,000         6,210
 6.875% 2013                                                                                           7,425         5,495
 7.70% 2027                                                                                            9,425         6,975
 6.875% 2028 (3)                                                                                       3,750         2,541      .11
Compaq Computer Corp. 6.20% 2003                                                                      20,000        20,189      .10
Florida Gas Transmission Co. 7.625% 2010 (3)                                                          19,000        19,804      .10
Reliance Industries Ltd.: (3)
 10.50% 2046                                                                                           7,250         6,663
 Series B, 10.25% 2097                                                                                 9,750         8,217      .07
Boyds Collection, Ltd., Series B, 9.00% 2008                                                          14,621        14,548      .07
Loral Orion Network Systems, Inc. 11.25% 2007                                                         24,950        11,290      .06
Levi Strauss & Co.:
 6.80% 2003                                                                                            9,050         8,281
 11.625% 2008                                                                                          3,780         3,638      .06
Hyundai Semiconductor America, Inc.:  (3)
 8.25% 2004                                                                                              570           393
 8.625% 2007                                                                                          17,480        10,850      .06
Citigroup Inc. 7.45% 2002                                                                             10,000        10,258      .05
AGCO Corp. 9.50% 2008 (3)                                                                              8,750         8,706      .04
Williams Holdings of Delaware, Inc. 6.25% 2006                                                         5,000         4,988
Williams Companies, Inc. 6.75% 2017                                                                    3,000         2,993      .04
Wharf Capital International, Ltd. 8.875% 2004                                                          7,000         7,577      .04
Flextronics International Ltd. 8.75% 2007                                                              7,500         7,500      .04
VF Corp.:
 8.10% 2005                                                                                            1,500         1,609
 8.50% 2010                                                                                            5,250         5,661      .04
Salton/Maxim Housewares, Inc. 10.75% 2005                                                              7,125         7,161      .04
Equistar Chemicals, LP 8.50% 2004                                                                      7,500         6,975      .04
Gruma, SA de CV 7.625% 2007                                                                            7,750         6,839      .03
GT Group Telecom Inc., units 0%/13.25% 2010 (7)                                                       26,250         6,698      .03
Canandaigua Wine Co., Inc.:
 8.75% 2003                                                                                            5,000         5,063
 Series C, 8.75% 2003                                                                                  1,250         1,266      .03
Kellogg's:
 6.00% 2006                                                                                            3,000         3,028
 6.60% 2011                                                                                            3,000         3,023      .03
BAE SYSTEMS 2001 Asset Trust Pass Through                                                              5,750         5,877      .03
 Trusts, pass-through certificates, Series 2001,
 Class G, MBIA Insured, 6.664% 2013 (3)  (9)
Hutchison Whampoa International Ltd. 7.00%                                                             5,000         4,956      .03
 2011 (3)
Aurora Foods Inc.:
 Series B, 9.875% 2007                                                                                 2,136         1,896
 Series D, 9.875% 2007                                                                                 2,500         2,225      .02
Office Depot, Inc. 10.00% 2008 (3)                                                                     2,500         2,519      .01
International Shipholding Corp., Series B,                                                             2,000         1,900      .01
 7.75% 2007
Fairchild Semiconductor Corp. 10.50% 2009                                                              1,800         1,809      .01
Teekay Shipping Corp. 8.875% 2011 (3)                                                                  1,500         1,547      .01
Zilog, Inc. 9.50% 2005                                                                                 9,100         1,456      .01
Elizabeth Arden, Inc., Series B, 11.75% 2011                                                             625           664      .00
Kroger Co. 7.00% 2018                                                                                    200           201      .00
DGS International Finance Co. BV 10.00%                                                                1,075            73      .00
2007 (3) (6)
                                                                                                                   271,892     1.37


COLLATERALIZED MORTGAGE-/ASSET-BACKED
 OBLIGATIONS (9) (EXCLUDING THOSE ISSUED BY
 FEDERAL AGENCIES) -  3.07%
Green Tree Financial Corp., pass-through
 certificates:
 Series 1993-2, Class B, 8.00% 2018                                                                   14,000        13,409
 Series 1995-4, Class B-2, 7.70% 2025                                                                  1,900         1,104
 Series 1995-3, Class B-2, 8.10% 2025                                                                 16,121        10,010
 Series 1995-2, Class B-2, 8.80% 2026                                                                 11,457         7,850
 Series 1996-2, Class B-2, 7.90% 2027                                                                 12,950         7,252
 Series 1996-10, Class B-2, 7.74% 2028                                                                 8,369         4,673
 Series 1997-8, Class B-2, 7.75% 2028                                                                  6,489         3,575
 Series 1997-1, Class B-2, 7.76% 2028                                                                  9,850         5,351
 Series 1997-2, Class B-2, 8.05% 2028                                                                  3,384         1,944
 Series 1998-4, Class B-2, 8.11% 2028                                                                  6,650         3,820
 Series 1997-6, Class B-2, 7.75% 2029                                                                 10,681         6,388
 Series 1998-3, Class B-2, 8.07% 2030                                                                  4,870         3,079
Conseco Finance Home Loan Trust:
 Series 1999-G, Class B-2, 10.96% 2029                                                                18,188        16,356
 Series 2000-A, Class BV-2, 6.63% 2031 (8)                                                             9,350         8,661      .47
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.064% 2025 (8)                                                           25,333        26,320
 Mortgage pass-through certificates:
  Series 1996-C2, Class A-1, 6.69% 2028 (8)                                                              975           987
  Series 1999-C1, Class A-2, 7.56% 2031                                                               11,750        12,655      .20
MBNA Master Credit Card Trust: (3)
 Series 1999-D, Class B, 6.95% 2008                                                                    4,700         4,803
 Series 1998-E, Class C, 6.60% 2010                                                                   22,500        22,539      .14
Collateralized Mortgage Obligation Trust,                                                             23,529        24,441      .12
 Series 63, Class Z, 9.00% 2020
Airplanes Pass Through Trust, pass-through                                                            21,457        20,884      .11
 certificates, Series 1, Class C, 8.15% 2019
Pegasus Aviation Lease Securitization, Series                                                         19,000        20,098      .10
 2000-1, Class A-2, 8.37% 2030 (3)
GS Mortgage Securities Corp. II, pass-through                                                         20,000        20,021      .10
 certificates, Series 1998-C1, Class D, 7.242%
 2030 (8)
GMAC Commercial Mortgage Securities, Inc.,                                                            20,750        19,835      .10
 Series 1997-C2, Class E, 7.624% 2011
L.A. Arena Funding, LLC, Series 1, Class A,                                                           18,250        18,986      .10
 7.656% 2026 (3)
First USA Credit Card Master Trust, Class A,
floating rate asset-backed certificates:  (3) (8)
 Series 1997-4, 4.829% 2010                                                                            6,500         6,345
 Series 1998-6 C, 6.16% 2011                                                                           2,000         1,943
 Series 1998-2 C, 6.80% 2011                                                                           8,500         8,569      .08
First Union-Lehman Brothers Bank of America                                                           16,238        16,727      .08
 Commerical Mortgage Trust, commercial mortgage
 pass-through certificates, Series 1998-C2,
 6.28% 2035
Gramercy Place Insurance Ltd., Series
 1998-A: (3)
 Class C-1, 7.63% 2002 (8)                                                                             3,658         3,645
 Class C-2, 8.95% 2002                                                                                12,805        12,762      .08
Deutsche Mortgage & Asset Receiving Corp.,                                                            15,226        15,608      .08
 Series 1998-C1, Class A-1, 6.22% 2031
Metris Master Trust:  (3) (8)
 Series 1998-1A, Class C, 4.731% 2005                                                                  5,500         5,456
 Series 1997-2, Class C, 4.931% 2006                                                                  10,000         9,972      .08
SMA Finance Co., Inc., Series 1998-C1,                                                                14,973        15,378      .08
 Class A-1, 6.27% 2005 (3)
AmSouth Auto Trust, Series 2000-1, Class C,                                                           14,260        14,859      .07
 7.44% 2007
Team Fleet Financing Corp.: (3)
 Series 1998-3A, Class A, 6.13% 2003                                                                   5,305         5,322
 Series 1999-3A, Class D, 7.60% 2003                                                                   7,000         7,003
 Series 1996-1, Class A, 6.65% 2003                                                                    2,083         2,104      .07
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 1999-C1, Class X, interest only,                                                              86,954         5,298
 1.052% 2031 (8)
 Series 2001-TOP2, Class A-2, 6.48% 2035                                                               7,665         7,782      .07
Ford Credit Auto Owner Trust:
 Series 1998-B, Class C, 6.40% 2002                                                                   10,000        10,016
 Series 1999-B, Class C, 6.65% 2003                                                                    3,000         3,061      .07
PRIME Capital Hurricane Ltd. 10.32% 2004 (3) (8)                                                      12,500        12,187      .06
CS First Boston Mortgage Securities Corp.,                                                            11,280        11,596      .06
 Series 1998-C1, Class A-1A, 6.26% 2040
Structured Asset Securities Corp., pass-through
 certificates:  (8)
 Series 1998-RF2, Class A, 8.535% 2027 (3)                                                             1,674         1,783
 Series 1998-RF1, Class A, 8.654% 2027 (3)                                                             1,294         1,389
 Series 1999-BC1, Class M2, 5.105% 2029                                                                7,500         7,565      .05
Santa Barbara Bank & Trust Automobile Loan                                                            10,417        10,528      .05
 Securitization Corp., Series 2000-A, Class A,
 6.13% 2007 (3)
Lease Investment Flight Trust, Series 1-A,                                                             9,951         9,929      .05
 Class B-1, 4.95% 2031 (3) (8)
Mediterranean Re PLC 9.88% 2005 (3) (8)                                                                9,000         8,978      .05
Morgan Stanley Capital I Inc., Series 1998-WF2,                                                        7,911         8,166      .04
 Class A-1, 6.34% 2030
NeHi, Inc., Series 2000-A, 8.63% 2003 (3) (8)                                                          8,000         8,050      .04
Fleet Credit Card Master Trust II, Series                                                              8,000         8,024      .04
 1999-A, Class C floating-rate asset-backed
interests, 4.93% 2004 (3) (8)
NPF XII, Inc.: (3) (8)
 Health Care Receivables Securitization                                                                5,000         5,003
 Program, Series 2000-1, Class A, 4.385% 2004
 Series 1999-3, Class B, 4.825% 2003                                                                   3,000         2,999      .04
GE Capital Mortgage Services, Inc., Series                                                             7,810         7,773      .04
 1994-9, Class A-9, 6.50% 2024
First Nationwide, Series 1999-2, Class 1PA-1,                                                          7,408         7,449      .04
 6.50% 2029
Chase Commercial Mortgage Securities Corp.,                                                            6,605         6,815      .03
 Series 1998-1, Class A-1, 6.34% 2030
PNC Mortgage Securities Corp., Series 1998-10,                                                         6,782         6,599      .03
 Class 1-B1, 6.50% 2028 (3)
Residential Reinsurance 2001 Ltd. 9.02%                                                                6,000         6,000      .03
 2004 (3) (8)
H. S. Receivables Corp., Series 1999-1,                                                                5,000         5,145      .03
 Class A, 8.13% 2004 (3)
Metropolitan Asset Funding, Inc., Series 1998-A,                                                       4,669         4,567      .02
Providian Master Trust, Series 2000-1, Class C, 4.98% 2009 (3) (8)                                     4,000         4,011      .02
 Class B1, 7.728% 2014 (3)
Residential Funding Mortgage Securities I, Inc.,                                                       3,875         3,860      .02
 Series 1998-S17, Class M-1, 6.75% 2028
Nebhelp Trust, Student Loan Interest Margin                                                            3,588         3,726      .02
 Securities, Series 1998-1, Class A, 6.68%
 2016 (3)
DLJ Mortgage Acceptance Corp., Series 1997-CF1,                                                        3,108         3,252      .02
 Class A1A, 7.40% 2006 (3)
Rental Car Finance Corp., Series 1999-1A,                                                              2,500         2,591      .01
 Class D, 7.10% 2007 (3)
Financial Asset Securitization, Inc., Series                                                           2,481         2,584      .01
 1997-NAM1, Class B-1, 7.75% 2027
Capital One Master Trust, Series 1999-1, Class                                                         2,500         2,568      .01
 C, 6.60% 2007 (3)
Grupo Financiero Banamex-Accival, SA de                                                                2,562         2,370      .01
 CV 0% 2002 (3)
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,                                                        2,065         2,070      .01
 Class A-6, 6.95% 2015
Western Capital Ltd. 8.796% 2003 (3) (8)                                                               1,700         1,692      .01
Toyota Auto Lease Trust, Auto Lease Asset                                                              1,675         1,681      .01
 Backed Certificates, Series 1998-C, Class B,
 6.856% 2006 (3) (8)
MMCA Auto Owner Trust, Class B:
 Series 2000-1 7.55% 2005                                                                              1,000         1,055
 Series 2001-2 5.75% 2007                                                                                500           505      .01
Metris MasterTrust, Series 2001-1, Class                                                               1,000         1,014      .01
 B 4.681% 2007 (8)
Chase Manhattan Bank, NA, Series 1993-I,                                                                 508           508      .00
 Class 2A5, 7.25% 2024
                                                                                                                   610,923     3.07

FEDERAL AGENCY OBLIGATIONS: MORTGAGE
 PASS-THROUGHS (9)  -  1.44%
Government National Mortgage Assn.:
6.00% 2029                                                                                            44,740        44,208
7.00% 2022 - 2029                                                                                     34,301        35,116
7.50% 2017 - 2030                                                                                     97,894       101,288
8.00% 2017 - 2023                                                                                     10,088        10,523
8.50% 2017 - 2021                                                                                      2,886         3,028
9.00% 2016                                                                                               409           435
9.50% 2009 - 2021                                                                                      4,294         4,551
10.00% 2020 - 2025                                                                                    30,850        34,341     1.17
Fannie Mae:
6.50% 2004                                                                                             8,000         8,422
7.00% 2031                                                                                            12,083        12,294
7.50% 2023 - 2031                                                                                     13,519        13,926
8.00% 2024                                                                                             1,963         2,059
9.00% 2010                                                                                             1,615         1,741
9.50% 2022                                                                                             2,549         2,762
10.00% 2018 - 2025                                                                                     5,145         5,712      .24
Freddie Mac:
8.50% 2008 - 2010                                                                                      2,607         2,719
9.00% 2007                                                                                             1,823         1,907
11.00% 2018                                                                                            1,860         2,098      .03
                                                                                                                   287,130     1.44


FEDERAL AGENCY OBLIGATIONS: COLLATERALIZED
 MORTGAGE OBLIGATIONS (9) -  0.17%
Fannie Mae:
 Series 1996-4, Class ZA, 6.50% 2022                                                                   7,526         7,681
 Series 1994-4, Class ZA, 6.50% 2024                                                                   6,374         6,315
 Series 2001-4, Class GA, 10.007% 2025 (8)                                                             6,959         7,579
 Series 2001-4, Class NA, 11.667% 2025 (8)                                                               579           635
 Series 2001-20, Class E, 9.610% 2031                                                                  7,555         8,103      .15
Freddie Mac:
 Series 178, Class Z, 9.25% 2021                                                                       1,073         1,142
 Series 2289-NB, 10.924% 2028 (8)                                                                      1,738         1,897      .02
                                                                                                                    33,352      .17


OTHER FEDERAL AGENCY OBLIGATIONS (9) -  0.14%
Fannie Mae, Medium Term Note, 6.75% 2028                                                              30,000        28,645      .14


GOVERNMENT & GOVERNMENTAL AUTHORITIES
 (EXCLUDING U.S.)  -  0.61%
United Mexican States Government Eurobonds:
 Global:
  8.625% 2008                                                                                          1,430         1,478
  11.375% 2016                                                                                        24,116        28,734
  8.125% 2019                                                                                          4,580         4,278
  Series A, 0% 2003                                                                                    3,080            35
  Series C, 0% 2003                                                                                    2,307            26      .17
Panama (Republic of):
 Interest Reduction Bonds 4.75% 2014 (8)  (9)                                                            770           661
 10.75% 2020                                                                                           1,250         1,328
 8.875% 2027                                                                                          16,500        14,891
 9.375% 2029                                                                                           5,000         5,113      .11
Argentina (Republic of):
 Series L, 5.563% Eurobonds 2005 (8)  (9)                                                              5,333         3,520
 7.00%/15.50% 2008 (7)  (9)                                                                           12,018         6,850
 6.00% Eurobond 2023 (8)                                                                               2,100         1,240      .06
Philippines (Republic of) 8.875% 2008                                                                 11,000        10,285      .05
Ontario (Province of) 5.50% 2008                                                                      10,000         9,927      .05
Turkey (Republic of) 12.375% 2009                                                                     11,750         9,694      .05
Poland (Republic of), Past Due Interest                                                                9,000         8,925      .04
 Bond, Bearer 6.00% 2014 (8)  (9)
Brazil (Federal Republic of):
 5.50% 2009 (8) (9)                                                                                      499           395
 Debt Conversion Bond: (9)
  Bearer, Series L, 5.50% 2012 (8)                                                                     5,000         3,312
  Series L, 5.50% 2012 (8)                                                                             3,750         2,484
  Bearer 8.00% 2014 (5)                                                                                1,077           767      .04
Venezuela (Republic of), Eurobond 4.75%                                                                4,488         3,669      .02
 2007 (8)  (9)
Egypt (Arab Republic of) 7.625% 2006 (3)                                                               3,000         3,037      .02
                                                                                                                   120,649      .61


U.S. TREASURY OBLIGATIONS  -  2.24%
6.625% May 2002                                                                                        6,000         6,155
6.375% August 2002                                                                                    10,000        10,289
6.25% August 2002                                                                                     45,000        46,280
5.25% May 2004                                                                                        15,000        15,450
7.25% May 2004                                                                                        10,000        10,814
7.00% July 2006                                                                                       16,000        17,672
3.375% January 2007 (10)                                                                              52,707        53,531
3.625% January 2008 (10)                                                                              71,486        73,317
10.00% May 2010                                                                                       35,500        42,090
0% May 2011 STRIP                                                                                     18,710        11,202
0% August 2011 STRIP                                                                                  21,110        12,450
8.875% August 2017                                                                                   108,275       146,797     2.24
                                                                                                                   446,047     2.24


TOTAL BONDS & NOTES (cost: $5,538,636,000)                                                                       5,068,873    25.49



                                                                                                  Principal        Market  Percent
                                                                                                     Amount         Value   of Net
Short-Term Securities                                                                                 (000)         (000)   Assets

Federal Agency Short-Term Obligations -  6.92%
Fannie Mae 3.53%-4.12% due 8/3-11/8/2001                                                             484,769       482,472     2.43
Freddie Mac 3.51%-4.13% due 8/2-10/19/2001                                                           480,420       478,305     2.41
Federal Home Loan Banks 3.52%-4.11% due                                                              416,071       414,489     2.08
 8/1-10/24/2001
                                                                                                                 1,375,266     6.92

Corporate Short-Term Notes  -  4.87%
Ciesco L.P. 3.74%-3.95% due 8/6-8/14/2001                                                             78,000        77,908      .39
Park Avenue Receivables Corp. 3.74%-3.75%                                                             75,000        74,896      .38
 due 8/8-8/21/2001 (3)
American Express Credit Corp. 3.73%-4.00%                                                             75,000        74,805      .38
 due 8/22-8/29/2001
Household Finance Corp. 3.65%-3.75%                                                                   75,000        74,660      .37
 due 9/10-9/26/2001
General Electric Capital Corp. 3.68%-3.83%                                                            69,500        69,142      .35
 due 9/5-10/5/2001
Ford Motor Credit Co. 3.67%-3.76%                                                                     60,000        59,874      .30
 due 8/17-9/7/2001
International Lease Finance Corp.                                                                     55,000        54,852      .28
3.68%-3.76% due 8/16-9/7/2001
Coca-Cola Co. (The) 3.62%-3.83% due                                                                   54,500        54,286      .27
 8/2-9/18/2001
Equilon Enterprises LLC 3.65%-3.83%                                                                   51,500        51,344      .26
 due 8/7-9/13/2001
Preferred Receivables Funding Corp. 3.70%                                                             50,500        50,355      .25
 due 8/28/2001 (3)
DuPont (E.I.) De Nemours & Co. 3.68%-3.85%                                                            50,000        49,920      .25
 due 8/8-8/23/2001
General Motors Acceptance Corp. 3.72%-4.00%                                                           50,000        49,853      .25
 due 8/27-8/28/2001
Merck & Co. Inc. 3.64% due 9/11/2001                                                                  50,000        49,788      .25
SBC Communications Inc. 3.58%-3.73% due                                                               50,000        49,762      .25
 8/7-10/9/2001 (3)
Knight Ridder Inc. 3.58%-3.74% due                                                                    45,000        44,767      .22
 9/18-9/21/2001
Monsanto Co. 3.60%-3.85% due 8/24-10/16/2001 (3)                                                      40,000        39,796      .20
Scripps (E.W.) Co. 3.60%-3.70% due                                                                    27,150        26,989      .14
 9/20-9/28/2001 (3)
Golden Peanut Company LLC 3.62%-3.75%                                                                 16,035        15,937      .08
 due 9/19-10/10/2001
                                                                                                                   968,934     4.87

U.S. Treasury Securities -  0.62%
U.S. Treasury Bills 3.36%-3.56% due                                                                  124,200       123,037      .62
 10/4-12/13/2001


Other Federal Agencies Short-Term
 Obligations  -  0.25%
Sallie Mae 3.86%-3.94% due 8/16-12/20/2001 (8)                                                        50,000        49,999      .25


Certificates of Deposit  -  0.13%
Bank of New York 3.815% due 8/13/2001                                                                 25,000        25,000      .13


TOTAL SHORT-TERM SECURITIES (cost: $2,542,107,000)                                                               2,542,236    12.79


TOTAL INVESTMENT SECURITIES:                                                                                    19,792,159    99.54
 (cost: $18,475,125,000)
Excess of cash and receivables over payables                                                                        92,055      .46

NET ASSETS                                                                                                     $19,884,214  100.00%

(1) Non-income-producing security.
(2) The fund owns 5.14%, 5.00% and 10.71% of
 the outstanding voting securities of R.J.
 Reynolds Tobacco Holdings, PACCAR and Wilshire
 Financial Services Group, respectively, and thus is considered an affiliate as defined in the
 Investment Company Act of 1940.
(3) Purchased in a private placement transaction;
 resale may be limited to qualified institutional
    buyers; resale to public may require
 registration.
(4) Valued under procedures established
 by the Board of Directors.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Company not making interest (or dividend) payments; bankruptcy proceedings pending.
(7) Step bond; coupon rate will increase at a later date.
(8) Coupon rate may change periodically.
(9) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(10)Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at July 31, 2001                                                (dollars in      thousands)

Assets:
Investment securities at market
 (cost: $18,475,125)                                                            $19,792,159
Cash                                                                                    915
Receivables for -
 Sales of investments                                               $50,093
 Sales of fund's shares                                              34,342
 Dividends and interest                                             119,056         203,491
                                                                                 19,996,565
Liabilities:
Payables for -
 Purchases of investments                                            85,672
 Repurchases of fund's shares                                        12,548
 Management services                                                  4,268
 Other expenses                                                       9,863         112,351

Net Assets at July 31, 2001                                                     $19,884,214

 Total authorized capital stock - 3,000,000,000 shares, $.001 par value

 Class A shares:
  Net assets                                                                    $19,519,087
  Shares outstanding                                                          1,187,087,260
  Net asset value per share                                                          $16.44
 Class B shares:
  Net assets                                                                       $253,869
  Shares outstanding                                                             15,492,000
  Net asset value per share                                                          $16.39
 Class C shares:
  Net assets                                                                        $88,789
  Shares outstanding                                                              5,422,510
  Net asset value per share                                                          $16.37
 Class F shares:
  Net assets                                                                        $22,469
  Shares outstanding                                                              1,367,020
  Net asset value per share                                                          $16.44




STATEMENT OF OPERATIONS
for the year ended July 31, 2001                                (dollars in      thousands)
Investment Income:
Income:
 Dividends                                                         $461,604
 Interest                                                           623,597      $1,085,201

Expenses:
 Management services fee                                             53,957
 Distribution expenses - Class A                                     45,544
 Distribution expenses - Class B                                      1,058
 Distribution expenses - Class C                                        150
 Distribution expenses - Class F                                          9
 Transfer agent fee - Class A                                        12,232
 Transfer agent fee - Class B                                            79
 Administrative services fees - Class C                                  51
 Administrative services fees - Class F                                  10
 Reports to shareholders                                                527
 Registration statement and prospectus                                  283
 Postage, stationery and supplies                                     1,877
 Directors' fees                                                        131
 Auditing and legal fees                                                 78
 Custodian fee                                                          969
 Taxes other than federal income tax                                      1
 Other expenses                                                          46         117,002
Net investment income                                                              $968,199

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                   218,923
Net unrealized appreciation on investments                                        1,501,194
 Net realized gain and unrealized
  appreciation on investments                                                     1,720,117
Net Increase in Net Assets Resulting
 from Operations                                                                 $2,688,316




STATEMENT OF CHANGES IN NET ASSETS                              (dollars in      thousands)

                                                                 Year Ended
                                                                   July 31,
                                                                        2001            2000
Operations:
Net investment income                                              $968,199      $1,116,467
Net realized gain on investments                                    218,923         781,307
Net unrealized appreciation (depreciation) on investments         1,501,194      (2,461,585)
 Net increase (decrease) in net assets
  resulting from operations                                       2,688,316        (563,811)

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                                           (920,822)     (1,091,155)
 Class B                                                             (4,447)           (238)
 Class C                                                               (558)              -
 Class F                                                               (161)              -
Distributions from net realized gain on investments:
 Class A                                                           (540,219)     (1,033,505)
 Class B                                                             (1,844)              -
  Total dividends and distributions                              (1,468,051)     (2,124,898)

Capital Share Transactions:
Proceeds from shares sold                                         2,195,734       1,598,045
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on investments                1,292,677       1,893,382
Cost of shares repurchased                                       (2,955,491)     (5,683,519)
 Net increase (decrease) in net assets resulting
  from capital share transactions                                   532,920      (2,192,092)
Total Increase (Decrease) in Net Assets                           1,753,185      (4,880,801)

Net Assets:
Beginning of year                                                18,131,029      23,011,830
End of year (including undistributed net
 investment income: $277,789 and $234,999, respectively)        $19,884,214     $18,131,029

See Notes to Financial Statements


Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended July 31, 2001, non-U.S. taxes paid were $10,473,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $5,756,000 for the year ended July 31, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of July 31, 2001, the cost of investment securities for federal income tax reporting purposes was $18,480,408,000. Net unrealized appreciation on investments aggregated $1,311,751,000; $2,548,590,000 related to appreciated securities and $1,236,839,000 related to depreciated securities. For the year ended July 31, 2001, the fund realized tax basis net capital gains of $228,368,000. In addition, the fund has deferred, for tax purposes, to fiscal year ending July 31, 2002, the recognition of losses relating to non-U.S. currency transactions totalling $5,122,000 which were realized during the period November 1, 2000 through July 31, 2001. Net losses related to non-U.S. currency transactions of $1,348,000 are treated as an adjustment to ordinary income for federal income tax purposes.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $53,957,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.250% per annum of the first $500 million of daily net assets decreasing to 0.129% of such assets in excess of $44 billion. The agreement also provides for fees, accrued daily, of 2.25% of the fund's monthly gross investment income. For the year ended July 31, 2001, the management services fee was equivalent to an annualized rate of 0.288% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended July 31, 2001, aggregate distribution expenses were $45,544,000, or 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended July 31, 2001, aggregate distribution expenses were $1,058,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended July 31, 2001, aggregate distribution expenses were $150,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended July 31, 2001, aggregate distribution expenses were $9,000, or 0.25% of average daily net assets attributable to Class F shares.

As of July 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $7,473,000.

AFD received $6,320,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended July 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $12,311,000 was incurred during the year ended July 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of July 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,271,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended July 31, 2001, total fees under the agreement were $61,000. As of July 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $19,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of July 31, 2001, the cumulative amount of these liabilities was $883,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,361,583,000 and $8,448,831,000, respectively, during the year ended July 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank.

For the year ended July 31, 2001, the custodian fee of $969,000 includes $428,000 that was paid by these credits rather than in cash. For the year ended July 31, 2001, the fund reclassified $5,931,000 from undistributed net investment income and $16,522,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of July 31, 2001, net assets consisted of the following:

                                                                       (dollars in thousands)
Capital paid in on shares of capital stock                                         $18,099,147
Undistributed net investment income                                                   271,279
Undistributed net realized gain                                                       196,719
Net unrealized appreciation                                                         1,317,069
Net assets                                                                        $19,884,214

Capital share transactions in the fund were as follows:

                                                                   Year ended      July 31, 2000      Year ended      July 31, 2000
                                                                 Amount (000)            Shares     Amount (000)            Shares
Class A Shares:
  Sold                                                             $1,859,810       115,591,904      $ 1,568,830        97,712,045
  Reinvestment of dividends and distributions                       1,286,543        82,606,587        1,893,179       121,733,105
  Repurchased                                                      (2,943,300)     (184,558,431)      (5,682,984)     (360,461,678)
   Net increase (decrease) in Class A                                 203,053        13,640,060       (2,220,975)     (141,016,528)
Class B Shares: (1)
  Sold                                                                222,282        13,795,449           29,215         1,886,538
  Reinvestment of dividends and distributions                           5,514           351,435              203            13,113
  Repurchased                                                          (8,332)         (520,084)            (535)          (34,451)
   Net increase in Class B                                            219,464        13,626,800           28,883         1,865,200
Class C Shares: (2)
  Sold                                                                 88,306         5,433,965              -                 -
  Reinvestment of dividends and distributions                             481            29,661              -                 -
  Repurchased                                                            (669)          (41,116)             -                 -
   Net increase in Class C                                             88,118         5,422,510              -                 -
Class F Shares: (2)
  Sold                                                                 25,336         1,554,581              -                 -
  Reinvestment of dividends and distributions                             139             8,534              -                 -
  Repurchased                                                          (3,190)         (196,095)             -                 -
   Net increase in Class F                                             22,285         1,367,020              -                 -
Total net increase (decrease) in fund                              $  532,920        34,056,390      $(2,192,092)     (139,151,328)

(1) Class B shares were not offered before March 15, 2000.
(2) Class C and Class F shares were not offered before March 15, 2001.


Per-Share Data and Ratios
                                                               Class A

                                                            Year ended      July 31,
                                                                   2001          2000          1999          1998      1997
Net Asset Value, Beginning of Year                              $15.43        $17.51        $18.25        $18.59    $15.89

 Income from Investment Operations :
  Net investment income                                        .83 (1)       .88 (1)           .88           .85       .86

  Net gains (losses) on securities                            1.46 (1)    (1.28) (1)           .45          1.11      3.55
 (both realized and unrealized)

   Total from investment operations                               2.29          (.40)         1.33          1.96      4.41

 Less Distributions :
  Dividends (from net investment income)                          (.80)         (.87)         (.88)         (.82)     (.90)

  Distributions (from capital gains)                              (.48)         (.81)        (1.19)        (1.48)     (.81)

   Total distributions                                           (1.28)        (1.68)        (2.07)        (2.30)    (1.71)

Net Asset Value, End of Year                                    $16.44        $15.43        $17.51        $18.25    $18.59

Total Return (2)                                                 15.53%       (2.08)%         7.79%        11.32%    29.28%

Ratios/Supplemental Data:

 Net assets, end of year (in millions)                         $19,519       $18,102       $23,012       $22,113   $18,814

 Ratio of expenses to average net assets                           .62%          .63%          .59%          .59%      .61%

 Ratio of net income to average net assets                        5.18%         5.52%         4.99%         4.75%     5.09%


                                                               Class B                     Class C       Class F
                                                                  Year
                                                                 ended   March 15 to   March 15 to   March 15 to
                                                              July 31,      July 31,      July 31,      July 31,
                                                                  2001      2000 (3)      2001 (3)      2001 (3)
Net Asset Value, Beginning of Period                            $15.39        $14.93        $15.85        $15.89

 Income from Investment Operations :
  Net investment income (1)                                        .72           .24           .21           .27

  Net gains on securities (both                                   1.46           .41           .48           .48
 realized and unrealized) (1)

   Total from investment operations                               2.18           .65           .69           .75

 Less Distributions :
  Dividends (from net investment income)                          (.70)         (.19)         (.17)         (.20)

  Distributions (from capital gains)                              (.48)            -             -             -

   Total distributions                                           (1.18)         (.19)         (.17)         (.20)

Net Asset Value, End of Period                                  $16.39        $15.39        $16.37        $16.44

Total Return (2)                                                 14.77%         4.33%         4.35%         4.71%

Ratios/Supplemental Data:

 Net assets, end of period (in millions)                          $254           $29           $89           $22

 Ratio of expenses to average net assets                          1.38%          .52%          .62%          .31%

 Ratio of net income to average net assets                        4.15%         1.73%         1.28%         1.58%


Supplemental Data - All Classes


                                                            Year ended      July 31,
                                                                   2001          2000          1999          1998      1997
Portfolio turnover rate                                          43.96%        34.73%        44.35%        34.68%    40.92%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year.


Independent Auditors' Report

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, the period March 15, 2000 through July 31, 2000 and the year ended July 31, 2001 for Class B shares, and the period March 15, 2001 through July 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, the period March 15, 2000 through July 31, 2000 and the year ended July 31, 2001 for Class B shares, and the period March 15, 2001 through July 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
September 5, 2001


OTHER SHARE CLASS RESULTS (UNAUDITED)

Share results: Class B, Class C and Class F
Average annual compound returns for periods ended June 30, 2001 (the most recent calendar quarter):

CLASS B SHARES                               One year      Life of Class*

Reflecting applicable contingent             +10.72%       +11.47%
 deferred sales charge(CDSC), maximum
 of 5%, payable only if shares are
 sold

Not reflecting CDSC                          +15.72%       +14.46%

CLASS C AND CLASS F SHARES
Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of period.

*From March 15, 2000, when B shares first became available.



Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended July 31, 2001, the fund paid a long-term capital gain distribution of $542,063,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 35% of the dividends paid by the fund from net investment income represent qualifying dividends. Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



WHAT MAKES AMERICAN FUNDS DIFFERENT?

The Income Fund of America is a member of the American Funds family, the nation's third-largest. All American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.

* A LONG-TERM, VALUE-ORIENTED APPROACH
We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

* AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most U.S. investment firms. Today we operate one of the industry's most globally integrated research networks.

* THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Every American Fund is managed by several portfolio counselors. Each takes responsibility for a portion of the fund's assets independently, in accordance with fund objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline in October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES
Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers urge investors to diversify their portfolios among several types of investments. American Funds offers 29 mutual funds with an array of objectives to help you and your financial adviser build a portfolio tailored to your individual goals.

* GROWTH FUNDS
AMCAP Fund/R/
EuroPacific Growth Fund/R/
The Growth Fund of America/SM/
The New Economy Fund/R/
New Perspective Fund/R/
New World Fund/SM/
SMALLCAP World Fund/R/

* GROWTH-AND-INCOME FUNDS
American Mutual Fund/R/
Capital World Growth and Income Fund/SM/
Fundamental Investors/SM/
The Investment Company of America/R/
Washington Mutual Investors Fund/SM/

* BALANCED FUND
American Balanced Fund/R/

* EQUITY-INCOME FUNDS
Capital Income Builder/R/
The Income Fund of America/R/

* BOND FUNDS
American High-Income Trust/SM/
The Bond Fund of America/SM/
Capital World Bond Fund/R/
Intermediate Bond Fund of America/R/
U.S. Government Securities Fund/SM/

* TAX-EXEMPT BOND FUNDS
American High-Income Municipal Bond Fund/R/
Limited Term Tax-Exempt Bond Fund of America/SM/
The Tax-Exempt Bond Fund of America/R/

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California/R/
The Tax-Exempt Fund of Maryland/R/
The Tax-Exempt Fund of Virginia/R/

* MONEY MARKET FUNDS
The Cash Management Trust of America/R/
The Tax-Exempt Money Fund of America/SM/
The U.S. Treasury Money Fund of America/SM/

We also offer a full line of retirement plans and variable annuities. For more complete information about the funds, please obtain a prospectus from your financial adviser or from our website (americanfunds.com), or phone American Funds Service Company at 800/421-0180. Please read the prospectus carefully before you invest or send money.

BOARD OF DIRECTORS

Robert A. Fox
Palo Alto, California
Managing General Partner, Fox
Investments, LP; Professor and Executive in Residence, University of California,
Davis; former President and Chief
Executive Officer, Foster Farms Inc.

Roberta L. Hazard
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

Leonade D. Jones
Burlingame, California
Co-founder and adviser, VentureThink, LLC and Versura Inc.; former Treasurer,
The Washington Post Company

Darcy B. Kopcho
Los Angeles, California
President of the fund
Executive Vice President and Director,
Capital Research Company

John G. McDonald
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

Janet A. McKinley
New York, New York
Chairman of the Board of the fund
Director, Capital Research and
Management Company

James K. Peterson
Tucson, Arizona
Managing Director, Oak Glen
Consultancy, LLC; former Director
of Investment Management, IBM
Retirement Fund, IBM Corporation

Henry E. Riggs
Claremont, California
President, Keck Graduate Institute of
Applied Life Sciences

Patricia K. Woolf
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular
Biology, Princeton University


OTHER OFFICERS

Stephen E. Bepler
New York, New York
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

Abner D. Goldstine
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and
Director, Capital Research and
Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and
Director, Capital Research and
Management Company

Dina N. Perry
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital
Research and Management Company

Hilda L. Applbaum
San Francisco, California
Vice President of the fund
Vice President, Capital Research Company

David C. Barclay
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital Research
and Management Company

John H. Smet
Los Angeles, California
Vice President of the fund
Senior Vice President, Capital
Research and Management Company

Patrick F. Quan
San Francisco, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital
Research and Management Company

Dayna Yamabe
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital
Research and Management Company

R. Marcia Gould
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital
Research and Management Company

[Begin Sidebar]
Walter P. Stern, Chairman of the Board of the fund since 1994 and a director since 1975, has retired from the board.
James W. Ratzlaff, Chairman of the Board of the fund from 1983 to 1994 and a board director since 1982, has also retired from the board.
[End Sidebar]


[American Funds/SM/]

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street

Los Angeles, California 90071-1443
135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, California 92799-5065

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2001, this report must be accompanied by an American Funds quarterly statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA BAG/GRS/5209
Lit. No. IFA-011-0901